UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-3578

AQUILA FUNDS TRUST

(formerly, Aquila Three Peaks High Income Fund)

(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600

New York, New York 10036

(Address of principal executive offices) (Zip code)

Joseph P. DiMaggio

120 West 45th Street, Suite 3600

New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 12/31/21

Date of reporting period: 12/31/21

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report December 31, 2021

With Change There is Often Opportunity

February, 2022

Dear Fellow Shareholders,

The past year was certainly an eventful one for the fixed income and equity markets. We witnessed an extraordinary amount of change in our country, including a new Presidential Administration, the continuation of the global pandemic, which led to repeated starts and stops in the economy, as well as fiscal and monetary actions taken by the federal government. Yet, despite these changes, the financial markets responded favorably on a relative basis. Corporate earnings remained strong and employment showed signs of recovery as local economies sought to reopen, helping to fuel the lingering bull market and drive attractive risk-adjusted bond returns.

Aquila Funds Trust also experienced change in 2021, as a new portfolio management team joined Aquila Investment Management LLC to begin the fourth quarter managing each of Aquila High Income Fund and Aquila Opportunity Growth Fund. And, throughout these changes, we remain grateful that you have entrusted us with your investments, and we welcome the year ahead with a renewed sense of optimism.

A Look Back, A Look Ahead

The financial markets demonstrated resiliency in the wake of certain U.S. economic concerns, as well as the ongoing pandemic. Both the high-yield corporate bond market and the equity markets (including mid-cap stocks) continued the momentum they had built in the second half of 2020, posting strong results in 2021. For the year ended December 31, 2021, the high-yield corporate bond market (as represented by the Bloomberg Corporate High Yield Index) returned a solid 5.3%, making high yield corporate bonds one of the best-performing fixed income asset classes in 2021. Stocks too generated impressive returns across all market capitalizations. During the same period, stocks of large-cap companies (as measured by the S&P 500® Index) returned 28.7%, mid-cap stocks (as measured by the Russell Midcap® Index) gained 22.6%, and small-cap stocks (as measured by the Russell 2000® Index) gained 14.8%.

This market performance was aided by a combination of monetary and fiscal policy that was implemented by the federal government. Specifically, the Federal Reserve (“the Fed”) continued to maintain its significantly reduced Federal Funds rate (the target interest rate at which commercial banks borrow and lend excess reserves overnight), of effectively to zero percent. Meanwhile, the Biden Administration introduced additional federal stimulus payments to eligible Americans to help further bolster the U.S. economy. While the capital markets benefitted, such concerted federal support, coupled with strong consumer demand, contributed to perhaps more frothy economic conditions than anticipated—one result being the highest level of inflation in nearly 40 years (as measured by the Consumer Price Index).

High-Yield Corporate Bonds

In the midst of a strong year for credit markets, 2021 was a record year for issuance of high-yield corporate bonds (according to JPMorgan Credit Research). This supply

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influx was driven by investors’ demand for yield given the continued low interest rate environment, and by improving corporate earnings. Issuance in 2022 is generally expected to remain strong, as companies may seek to refinance higher coupon debt prior to anticipated Fed action. Corporate credit default activity improved in 2021 and remains relatively low at the time of this report. These factors help support the market’s appetite for lower-rated credit securities.

Equities

While market forecasts are often uncertain, many factors support cautious optimism for equities. These include historically low inventory levels, continued strong consumer demand, and an acceleration in announced, cash-funded share buybacks by corporate issues, particularly in the technology and financial sectors. Our caution, however, is primarily attributed to ongoing supply chain issues, continued inflation, and the start of a Federal Reserve tightening cycle that is generally expected to include several interest rate hikes, and tapering of bond purchases—all of which may have an impact on the Fed’s balance sheet.

So, where do we go from here? We anticipate that investors will be intensely focused on both inflation data and the actions of the Federal Reserve in 2022. No doubt the future course of the pandemic will remain a key driver of, not only the U.S. economy, but economies around the world. Factor in geopolitical uncertainties, including heightened Russia aggression in Ukraine and midterm elections across our nation, 2022 is sure to be an eventful year for the capital markets.

Our belief is not to let your emotions overtake your investment goals. A common mistake that investors make is to allow fear or uncertainty keep them from participating in financial opportunities, rather than sticking with their intended investment plans. Instead of concentrating on what the market is or isn’t doing, we believe:

•	It is prudent to focus on your goals, your time frame for achieving them, and your tolerance for risk. We generally recommend working with a financial professional to develop an asset allocation model to best address these important factors.
•	Actively managed mutual funds may play an important role in your asset allocation model. Portfolio managers actively manage fund holdings over time, implementing various strategies based on market expectations that may serve to reduce the impact of market volatility. For example, fixed income holdings may be adjusted by quality rating (with a goal to manage credit risk that may increase with rising rates), as well as by maturity date and coupon (thereby adjusting portfolio duration, or the sensitivity of the fund to movements in interest rates. Likewise, equity holdings may be modified in response to relative price valuations and growth expectations of certain stocks that may be held in the fund’s portfolio (in seeking to achieve the fund’s objective of capital appreciation).
•	Dollar-cost averaging may also be an important part of your investment plan, particularly if you may be concerned about market volatility. Investing a set amount of money on a regular basis regardless of whether the market is up or down removes timing the market from your investment equation. This approach doesn’t guarantee a profit on your shares, nor will it protect against a loss if you redeem your investment in a declining market. However, it generally provides a more balanced outcome over the longer term. When interest rates increase and share prices decline, as is bound to happen at some point, you may view that downturn as an opportunity to acquire more shares at a lower price.

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New Portfolio Management Team, New Opportunities

A new portfolio management team was appointed to manage Aquila High Income Fund and Aquila Opportunity Growth Fund effective October 1, 2021. At that time, Aquila Investment Management LLC (Investment Adviser to the Funds) assumed the day-to-day portfolio management responsibilities with respect to both Funds. We firmly believe this represented a positive change for all parties—most importantly, for you, our valued fellow shareholders.

As has been previously communicated, there were no material changes to either Funds’ investment objectives or principal investment strategies as a result of the change. However, there were some changes in how the strategies are being implemented in managing the Funds (as further described in the “Management Discussion” section of this report). We trust you will find your portfolio managers’ commentary to be informative and insightful, helping to provide valuable perspective on the high-yield corporate bond market and equity markets.

The Aquila Advantage

Your portfolio management team remains committed to their disciplined research process that not only includes detailed analysis of companies owned in the high-yield and equity strategies, but also seeks to uncover new opportunities within the high-yield corporate bond and equity markets. They intend to continue to look for fiscally responsible corporate management teams that your portfolio managers believe are committed to growing operations prudently, and who recognize they can potentially improve their credit profile by focusing on company-specific measures. Your portfolio management team’s efforts remain focused on the investment selection process, while seeking to find attractive investments in pursuit of each of Aquila High Income Fund’s and Aquila Opportunity Growth Fund’s respective investment objectives and strategies.

The “Management Discussion” section of this Aquila Funds Trust annual report provides additional information regarding economic and market conditions, along with your portfolio management team’s investment strategy with respect to each of the Funds during the period. Please keep in mind that all securities markets experience variations in values, as do the shares of mutual funds.

Once again, thank you for investing with Aquila Group of Funds.

Sincerely,

Diana P. Herrmann President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Funds’ historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

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AQUILA FUNDS TRUST ANNUAL REPORT Management Discussion

2021 Change in Portfolio Management Team:

A new portfolio management team was appointed to manage Aquila High Income Fund and Aquila Opportunity Growth Fund Beginning October 1, 2021. At that time, Aquila Investment Management LLC (Investment Adviser to the Funds) assumed the day-to-day portfolio management responsibilities with respect to both Funds. As previously communicated,

•	There have been no material changes to either Fund’s investment objectives or principal investment strategies as a result of the change.

•	While there has been no change in the overall strategy with respect to each Fund, there have been some changes in how the strategies are being implemented in managing the Funds. Some of these changes include:

o	Aquila High Income Fund: The new team searches the entire high-yield universe (with no restriction on particular sectors) for opportunities that offer above average relative value and that also meet the team’s stringent credit analysis requirements.
o	Aquila Opportunity Growth Fund: In addition to analyzing corporate capital structures, the new team seeks to identify companies that the team believes are likely to experience positive changes in their businesses and have durable business models.

Market Commentary

During the past year, capital markets showed resilience and benefitted from the aggressive and coordinated one-two punch of both monetary and fiscal policy to combat the devastating economic effects of the COVID-19 (“COVID”) pandemic. With the Federal Reserve (the “Fed”) having drastically reduced the Fed Funds rate (the target interest rate at which commercial banks borrow and lend their excess reserves to one another overnight) in early 2020 to zero and unprecedented fiscal policy adding trillions of dollars in support of the markets, the second half of 2020 experienced an impressive rebound and the equity and high yield markets exhibited another strong year in 2021. For the year ended December 31, 2021, the S&P 500® produced a total return of 28.7%, while the Russell Midcap Index returned 22.6% and the Bloomberg Corporate High Yield Index returned 5.3%. However, strong support from the Fed and tremendous consumer demand driven by generous stimulus checks saw unwanted knock-on effects including driving inflation to levels not seen since the 1980’s. In December of 2021, the consumer price index rose 7.0% year-over-year compared to 1.4% in December 2020. Admittedly, severe COVID-related bottlenecks at U.S. ports on the west coast, higher oil prices, and an overall labor shortage due to a variety of reasons contributed to the multi-decade high in inflation. In the latter half of 2021, fear of inflation being more than “transitory” were widely covered in the financial press and began to drive U.S. Treasury yields higher, as bond market participants realized negative real interest rates were not likely to become a near-term phenomenon. By the end of 2021, the entire yield curve had shifted upwards, with 2-year U.S. Treasury Notes rising 61 basis points

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(a basis point represents one-one hundredth of one percent), while 5-year and 10-year U.S. Treasury yields increased 90 basis points and 59 basis points, respectively. With the Federal Reserve in what could be considered catch-up mode by the 4th quarter of 2021, capital markets began to react to a faster taper of asset purchases than previously anticipated and a potential increase in the Fed Funds rate by early 2022. Based upon Fed Fund’s Futures contracts, market participants expectations were as follows:

Pricing of Fed Fund Futures Contracts	Market participants assessment of the probability of an initial Federal Reserve rate hike in March 2022
March 2022 Contracts (as of September, 2021)	1%
March 2022 Contracts (as of December 2021)	60%

Source: Bloomberg, Aquila Investment Management LLC data

This change did not go unnoticed, as small and mid-cap stocks, which are typically more sensitive to interest rate moves, began to under-perform their large-cap brethren. In addition, lower rated high yield bonds, represented by CCC-rated credits, under-performed BB-rated issues by over 20 basis points in the 4th quarter. A risk-off shift took place towards the end of an otherwise impressive 2021 and your portfolio management team expects some of this risk off trend to continue into the early stages of 2022 as well.

Equity Market Review:

U.S. equity markets produced strong and positive returns during 2021. While the following three indices exceeded their previous all-time highs multiple times throughout the year, these returns were unequally distributed. For the year ended December 31, 2021, large capitalization companies (as measured by the S&P 500® Index) delivered returns of 28.7%, while mid-cap stocks (as measured by the Russell Midcap® Index) rose 22.6% and small-cap stocks (as measured by the Russell 2000® Index) rose 14.8% in the year.

Overall, it was a volatile year, with many positive and negative developments impacting financial markets. Corporate earnings remained strong, and employment recovered as the economy continued to reopen and reaccelerated throughout the year. This occurred despite the impact of several new variants of the COVID virus, including the Delta variant during the summer and the highly contagious Omicron variant at year-end. Omicron caused the overall level of infections to rise rapidly, but markets and health authorities quickly recognized that this variant, while still dangerous, appeared to be less severe than prior variants of COVID.

Separately, by year-end, the markets received clarity that there would be continuity at the Federal Reserve with the reappointment of Jay Powell as Chairman. Furthermore, the Fed discontinued their use of the word “transitory” to describe inflation and provided more transparency on both the timing of their bond purchase tapering as well as the data dependent path of future Fed Funds rate increases. Meanwhile, markets responded negatively to inflation data released during the 4th quarter that showed price increases were accelerating and broadening, moving inflation to a multi-decade high.

While forecasts are always uncertain, many factors support cautious optimism for equities, including historically low inventory levels, continued strong consumer demand, and an acceleration in announced, cash-funded share buybacks, particularly in the technology and financial sectors. Curbing our enthusiasm are continued supply chain problems, persistent inflation, and the

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beginning of a Federal Reserve tightening cycle that will likely include several increases in interest rates, tapering of bond purchases, and, over time, a reduction in the absolute size of the Federal Reserve’s balance sheet. We anticipate investors will be intensely focused on both inflation data and the actions of the Federal Reserve in the coming year.

The Aquila Investment Management LLC Approach to Equities:

Philosophically, your Fund’s investment team has two core beliefs about investing: (1) growing earnings and cash flow lead to capital appreciation of stock; and (2) markets are inefficient in how they recognize, price, and react to change. We think the most attractive investments are in companies benefitting from a “positive change,” where companies have strong business models that enable them to monetize the change into higher earnings and cash flow, and where the impact of these changes are not recognized and valued by the market.

Our fundamental research process begins when we identify a material positive change, which can be internal and company-specific or external and driven by the environment in which the company operates. For example, a change could be a new product development cycle, a new management team, or regulatory change. Once we identify a change, our next step is to analyze the company’s business model to assess the sustainability of the change. We have found through experience that strong businesses generally have ‘moats’ that protect their businesses from competition. We believe these protective business model characteristics generally fall into five categories: 1) strong brand; 2) protected intellectual property; 3) protected licenses; 4) dominant market positioning; and 5) a resource advantage, such as access to a commodity or natural resource, or even a unique distribution channel. Some companies may have more than one moat, but typically, one is most dominant and drives the business model.

After identifying the positive change and assessing the business model, we quantify the impact of the change by carefully modeling the financials of each company. We build bull and bear case earnings expectations that may differ from our base (expected) case and incorporate different scenarios for the impact of the change.

Our final step relates to valuation. We utilize our model, as well as historical sector trading information, to build our targets for the company’s stock price. We determine if there is potential material upside to our price target. We also review Wall Street estimates of earnings and price targets to get a sense of whether market expectations match our own. We consider adding companies to your Fund’s portfolio of investments only after they have passed through all of these steps in our evaluation process, thereby providing us with confidence in our upside projections to each company’s target price.

Additionally, we assess risk at the portfolio level and at the stock level as we construct your Fund’s investment portfolio. We diversify the portfolio across a large number of names, as well as different industries and sectors. We consider how each stock contributes risk on a relative (to the benchmark) and an absolute basis. We evaluate the amount of risk that each stock position contributes to the overall risk in your Fund’s portfolio of investments, and we use this in combination with our target prices to rank your Fund’s stock holdings by their upside potential, as well as the risk they may add to your Fund’s investment portfolio. Finally, we

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also have a very strict sell discipline. There are generally three reasons why we would sell the of a particular company: (1) the investment has, in our view, succeeded and is fully-valued, so we take profits; (2) a stock is unseated by, what we deem to be, a more attractive investment opportunity; or (3) there is negative change in the company such that it no longer meets our criteria.

As a result of your investment team’s approach, during the 4th quarter we added banks to your Fund’s investment portfolio in anticipation of the coming rate increase cycle by the Federal Reserve. Additionally, we added exposure to energy exploration and production companies. We think the upward move in oil prices is more durable than the market expects because of recent under-investment in exploration and production, as well as the development of energy infrastructure. Finally, in technology, we rotated into semiconductor and software companies that specialize in artificial intelligence, vehicle electrification, cloud infrastructure, and cybersecurity. We think the systems and software that run on increasingly diverse and complex silicon will result in stronger growth in demand for semiconductors than the market expects. In the current environment, we are continuing to identify attractive investment opportunities in the shares of midcap U.S. companies that we believe have strong business models that are benefiting from positive change.

Aquila Opportunity Growth Fund Performance Overview

For the year ended December 31, 2021, Aquila Opportunity Growth Fund (the “Fund”) Class Y (ATGYX) share generated a 21.88% total return (net of fund expenses). By comparison, the Russell Midcap Index (the Fund’s primary benchmark index) and the S&P 500 Index (another broad measure of market performance) generated a 22.58% and 28.7% total return for the year, respectively. Index returns do not reflect any operating expenses nor sales charges.

Total Return	Q1	Q2	Q3	Q4	Calendar Year 2021
ATGYX	6.23%	5.85%	-0.09%	8.49%	21.88%
Russell Midcap Index	8.14%	7.50%	-0.93%	6.44%	22.58%

The Class Y Shares slightly underperformed the Russell Midcap Index due to unfavorable allocation between sectors and industries. From an allocation point of view, relative to the Russell Midcap® Index, your Fund was negatively impacted by being underweight in the Energy and Real Estate sectors, and overweight in the Information Technology sector. Conversely, your Fund’s relative performance was positively impacted by an underweight in the Utilities and Communications Services sectors. During 2021, stock selection overall had a favorable impact on relative returns. Stock selection in Information Technology and Consumer Discretionary contributed positively to the relative performance, while stock selection in the Real Estate and the Material sectors had a negative impact. Holdings in cash also negatively impacted relative performance.

At the stock level, the largest contributors to your Fund’s 2021 returns were Arista Networks, LPL Financial and Marvell Technologies. We continue to own all three stocks. Arista Networks is a provider of datacenter networking equipment and software. Arista has benefited from increased demand for network bandwidth in the cloud, as Arista’s years-ahead technology continues to take share from legacy competitors. LPL Financial Holdings, Inc., through proprietary technology, custody, and clearing platforms, offers

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access to financial products and services that enable them to provide financial advice and brokerage services to retail investors. LPL grew quickly over the past year and benefited from a recent acquisition. Marvell Technologies is a leading provider of silicon and silicon photonics solutions for the datacenter, carrier, automotive, industrial, and consumer electronic markets. The company is one of the of the few application-specific integrated circuit providers delivering chips at the leading levels of computer processing speeds and efficiency. Marvell benefitted from strong demand for their products resulting in gains to market share.

The largest detractors to your Fund’s 2021 returns were Clarivate, Splunk, and AdaptHealth; Clarivate develops software for analytical applications. The company underperformed as a result of management's poor execution of recent acquisitions (one of which was delayed by six months and another required a financial restatement). The stock has been sold from the Fund. Splunk provides infrastructure software that ingests, stores, and analyzes data from across the enterprise and cloud, with their largest use case in mission-critical cybersecurity. Despite strong double-digit growth, margins remain below historic levels as they transition from on-premise to the cloud, and the company is in search of a new CEO. These transitions have historically been positive in software. We therefore continue to hold the stock in the Fund. AdaptHealth, which provides home medical equipment including oxygen equipment, wheelchairs, walkers, and sleep therapy supplies, underperformed because of weakening demand and a challenging home health provider market that has generally experienced compressed profitability. The stock has been sold from the Fund.

High Yield Market Review

According to J.P. Morgan Credit Research, 2021 was a record year for issuance of high yield corporate bonds, with a total gross volume of $471 billion. This was an increase of 5% over 2020 and 47% above the average annual issuance over the last ten years. The Bloomberg U.S. Corporate High Yield Total Return Index Unhedged (the “High Yield Index”) produced impressive absolute total returns across credit quality and sectors, despite an overall rise in U.S. Treasury rates. Contributing to this meaningful performance, overall option adjusted spreads (“OAS”) (the measurement of the spread between a fixed-income security rate and the risk-free rate of return) in the High Yield Index compressed from 359 basis points to 283 basis points, mostly offsetting the rise in risk-free rates. Notably, the OAS for CCC-rated bonds moved 99 basis points tighter to end the year at 555 basis points, while BB-rated credits moved from 263 basis points to 193 basis points. OAS compression is generally indicative of the market pricing in less perceived credit risk as economic conditions improve.

Throughout 2021, investors’ insatiable demand for yield and improving corporate earnings supported lower rated credits, with CCC-rated names producing a total return of 8.6%, substantially outperforming single B-rated bonds at 4.8% and BB’s at 4.6%. As 2021 progressed and COVID vaccinations became more readily available, the economy began to re-open, allowing investors to re-risk their portfolios. This was seen in the impressive performance of the overall high yield market, which proved to be one of the best performing fixed income asset classes in 2021. As an example, the High Yield Index 2021 total return of 5.28% compares extremely favorably to such benchmarks as the Bloomberg Aggregate Index at -1.54%, the Bloomberg U.S. Treasury Index at -2.32% and the Bloomberg U.S. Corporate Bond Index at -1.04%. Within the High Yield Index, leading the way was Energy and Transportation, producing total returns of 13.5% and 9.0%, respectively, likely driven by the “re-opening trade” experienced by both the high yield

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and equity markets. However, both Banking and Insurance proved to be poor performers at 3.0% and 3.3%, respectively, driven by compressed net interest margins and the low level of absolute yields. With the increased likelihood of the U.S. Federal Reserve tapering its bond buying program and eventually tightening financial conditions through a rise in the Fed Funds rate, longer duration assets proved to be poor performers. This was readily seen by the entire yield curve shifting higher during 2021, with 5-year U.S. Treasury yields increasing from 0.36% to 1.26%, while the 10-year and 30-year Treasuries moved up 59 basis points and 25 basis points, respectively. The rise in overall rates also had a side effect on the High Yield Index, with longer maturity bonds with a duration of 5 – 7 years posting returns of only 2.49% compared to bonds with a duration of 1 year or less having a total return of 6.82% in 2021.

Defaults and Credit Trends

For the year 2021, default activity was extremely low and quite a contrast from the pandemic-driven surge of 2020. Only 13 high yield companies defaulted during the year, with debt totaling about $10 billion, which compares very favorably to 109 companies and $141 billion that defaulted or completed a distressed exchange in 2020. In addition, according to J.P. Morgan Credit Research, as of October 31st, 2021, the year-to-date U.S. high yield default rate was at 0.44%, well below the long-term average of 3.60%, driven by a robust economic recovery, improving credit fundamentals and wide-open access to capital markets. Meanwhile, credit trends throughout 2021 continued to improve dramatically over the previous period. During 2021, Moody’s upgraded 540 companies, while only downgrading 189, resulting in an upgrade to downgrade ratio of 2.86 for the year. This compares to a pandemically-induced ratio of 0.28 during 2020 and a 10-year average of 0.94.

Aquila High Income Fund Performance Overview

For the year ended December 31, 2021, the Aquila High Income Fund (the “Fund”) Class Y share (ATPYX) generated a 3.77% total return. By comparison, the Bloomberg U.S. Corporate High Yield Total Return Index Unhedged (the “High Yield Index”) generated a 5.28% total return over the same period. Comparative 2021 quarterly returns versus the High Yield Index were as follows:

Total Return	Q1	Q2	Q3	Q4	Calendar Year 2021
ATPYX	0.94%	1.79%	0.52%	0.49%	3.77%
Index	0.85%	2.74%	0.89%	0.71%	5.28%

The underperformance of ATPYX during the course of 2021 was primarily attributable to your portfolio management team’s strategy which focuses on higher quality credits and less cyclical names, as the economy recovered more quickly than most market participants initially expected. Yields and spreads for lower-quality companies and certain highly cyclical sectors such as Energy were not generous enough to adequately compensate for the relative risk and so these sectors were either avoided or underweighted in your Fund’s portfolio through most of the year. However, in the 4th quarter, opportunistic additions in the Energy and Consumer Cyclical sectors allowed your Fund to better participate in the overall economic rebound.

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Throughout 2021, your Fund benefitted from an overweight position in Real Estate with a yearend weighting of 8.8% vs. 1.8% in the benchmark which contributed about 40 basis points to performance over the period. Security selection in Real Estate also contributed positively to your Fund’s Real Estate portfolio holdings returning 5.27% versus 4.77% for the benchmark. Specifically, your Fund’s portfolio of investments included companies that saw their businesses rebound from the depths of the COVID crisis, such as iStar Financial, New Residential Investment and Xenia Hotels & Resorts. Also contributing positively to your Fund’s total return in 2021 was a rotation into an overweight position in Consumer Cyclical names that ended the year at 32.5% vs. 21.4% in the High Yield Index. The re-opening of the economy and strong monetary and fiscal stimulus throughout the year greatly benefitted this sector of the market and contributed almost 90 basis points in total return vs. the benchmark. Credits such as Bath & Body Works, Caesars Entertainment and Dave & Buster’s all produced above-market performance during the period. However, your Fund was substantially underweight Basic Industry names (0.9% vs. 5.4% in the benchmark) and the positions owned performed well below the overall sector (2.5% vs. 5.6%, respectively). Credits such as Diamond (BC) B.V. (also known as Diversey Holdings), Methanex Corp. and Resolute Forest Products all produced returns well below the sector average, detracting from your Fund’s performance versus the benchmark by 29 basis points. Finally, as the economy reacted strongly to the aforementioned stimulus and oil prices rebounded from a low of $47 per barrel to $75 at year-end, the Fund’s lower allocation to the Energy space (7.1%) vs. the High Yield Index (13.2%) hurt comparative performance by 127 basis points. For the year ended December 31, 2021, this industry sector, by far, had the best overall performance in the High Yield Index, as the sector produced an eye-popping total return of 13.5%. This compared very favorably to the Energy companies your Fund owned, which only produced a return of 6.0% in 2021. Although bonds issued by companies such as Enlink Midstream and Crestwood Midstream Partners added incremental return to your Fund of about 8 basis points during the year, the substantial sector underweight and poor performing bonds issued by Antero Resources Corp, Genesis Energy and Range Resources Corp. detracted heavily from overall performance of your Fund versus the benchmark.

High Yield Market Preview

Issuance in 2022 is likely to remain robust in the high yield corporate bond market, as companies rush to re-finance high coupon debt prior to more aggressive Federal Reserve action. Although likely to come in below 2021’s record pace, according to data compiled by Bloomberg, estimates for 2022 supply range between $400 billion and $425 billion, still considered extremely healthy. After overcoming the economic fallout from the pandemic, the upcoming period may present additional challenges for high yield investors, as the Fed appears committed to finishing its taper of asset purchases by early 2022, while some Fed participants have hinted that at the March meeting the Fed will initiate their first rate hike. This may result in a “risk-off” tone in the market, allowing higher quality assets and lower duration bonds, to outperform. Overall, the high yield market could produce coupon-like returns for 2022, if or when more spread compression helps to absorb the additional rise in U.S. Treasury yields over the period.

Your investment management team expects overall corporate credit quality to remain healthy and defaults to run below historical averages in 2022. We anticipate additional rotation of BB-rated companies into the investment-grade universe, as issuers stay focused on balance sheet repair and deleveraging. The improving credit trend should continue, albeit at a more subdued pace as inflation concerns and continued supply-chain bottlenecks could put pressure on corporate profits. Overall, your investment team feels the current investing environment will reward managers who follow a disciplined and comprehensive credit research process that

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avoids potential “land mines”, while identifying improving credits which have the potential for credit rating upgrades. However, with the Federal Reserve recently indicating their increased concern over elevated levels of inflation and employment figures approaching their targeted goals, we continue to maintain a lower duration and higher credit quality strategy to limit price volatility while seeking to produce attractive risk-adjusted returns.

Mutual fund investing involves risk and loss of principal is possible. The market value of each Fund’s securities may rise or decline due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the markets, the spread of infectious illness or other public health issues, market disruptions caused by tariffs, trade disputes or other factors, or adverse investor sentiment. When market prices fall, the value of your investment may go down. In the past several years, financial markets have experienced increased volatility, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures will not be known for some time.

Money market instruments or short-term debt securities held by a Fund for cash management or defensive purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If a Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Fund will not earn income on the cash and the Fund’s yield will go down. If a significant amount of a Fund’s assets is used for cash management or defensive investing purposes, it will be more difficult for the Fund to achieve its investment objectives.

Aquila High Income Fund

The value of your investment will generally go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows, which means there is more risk that they may go up. Conversely, when interest rates fall, the value of your investment may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The Fund’s portfolio will typically include a high proportion, perhaps 100%, of high-yield / high-risk securities rated below investment grade and sometimes called “junk bonds”. In the event of a real or perceived decline in credit quality of an issuer, borrower, counterparty, or collateral, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. When interest rates fall, an issuer may exercise its right to prepay its securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

8 | Aquila Funds Trust

MANAGEMENT DISCUSSION (continued)

Aquila Opportunity Growth Fund

The market prices of the Fund’s securities will be impacted by the risks associated with the financial condition and profitability of the underlying company, or by a default or downgrade of an issuer, obligor or counterparty to a financial contract with the Fund. Small and mid-sized companies are comparatively less well known and may have less trading in their shares than larger companies, may be more sensitive to changes in earnings results and investor expectations, may have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Fund’s portfolio managers think appropriate, and offer greater potential for gain and loss. The Fund has exposure to highly leveraged companies. Leverage can magnify equity performance in both positive and negative stock markets.

Any information in this Annual Report regarding market or economic trends or the factors influencing the Funds’ historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

9 | Aquila Funds Trust

PERFORMANCE REPORTS

Aquila High Income Fund

The graph below illustrates the value of $10,000 invested in the Class Y shares of Aquila High Income Fund (the “Fund”) for the 10-year period ended December 31, 2021 as compared with the Bloomberg US Corporate High Yield Total Return Index Value Unhedged (the “High Yield Index”) over the same period. The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the High Yield Index does not include any operating expenses nor sales charges.

	Average Annual Total Return for periods ended December 31, 2021
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A since 6/01/06
With Maximum Sales Charge	(0.55)%	3.60%	4.10%	4.47%
Without Sales Charge	3.57	4.44	4.52	4.75
Class C since 6/08/06
With CDSC*	1.63	3.59	3.69	3.92
Without CDSC	2.62	3.59	3.69	3.92
Class I since 6/29/06
No Sales Charge	3.37	4.34	4.45	4.77
Class Y since 6/01/06
No Sales Charge	3.77	4.63	4.73	4.96
High Yield Index	5.28	6.30	6.83	7.32	(Class A & Y)
				7.32	(Class C)
				7.43	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

10 | Aquila Funds Trust

Aquila High Income Fund (continued)

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

* CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

Aquila Opportunity Growth Fund

The graph below illustrates the value of $10,000 invested in the Class Y Shares of Aquila Opportunity Growth Fund (the “Fund”) for the 10-year period ended December 31, 2021 as compared with a hypothetical similar-size investment in the Russell Midcap® Index over the same period. The Fund acquired the assets and liabilities of Aquila Opportunity Growth Fund (the “Predecessor Fund”) on October 11, 2013. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance shown for periods prior to October 11, 2013, is the performance of the Predecessor Fund. Prior to October 14, 2010, the Predecessor Fund was known as “Aquila Rocky Mountain Equity Fund.” The Predecessor Fund’s returns for periods prior to October 14, 2010 reflect the investment strategies and portfolio managers in effect for the Predecessor Fund during such periods. Such returns should not be considered predictive or representative of results the Fund may experience under its current strategy and investment sub-adviser. The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Indices do not include any operating expenses nor sales charges but does reflect reinvestment of dividends, if any.

11 | Aquila Funds Trust

Aquila Opportunity Growth Fund (continued)

	Average Annual Total Return for periods ended December 31, 2021
Class and Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A (commenced operations on 7/22/94)
With Maximum Sales Charge	16.37%	11.79%	14.28%	8.91%
Without Sales Charge	21.53	12.77	14.78	9.09
Class C (commenced operations on 5/01/96)
With CDSC**	19.85	11.98	13.96	7.90
Without CDSC	20.64	11.98	13.96	7.90
Class I (commenced operations on 12/01/05)
No Sales Charge	21.56	12.84	14.95	8.61
Class Y (commenced operations on 5/01/96)
No Sales Charge	21.88	13.11	15.12	8.96
Russell Midcap® Index	22.58	15.10	14.91	N/A*	(Class A)
				11.06	(Class C & Y)
				10.54	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

*	Index commenced on 1/01/95.
**	CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase

12 | Aquila Funds Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Funds Trust and the
Shareholders of Aquila High Income Fund and
Aquila Opportunity Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aquila High Income Fund and Aquila Opportunity Growth Fund (formerly Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund) (the “Funds”), each a series of Aquila Funds Trust (the “Trust”), including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2005.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2022

13 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2021

Principal Amount	Corporate Bonds (96.7%)	Value
	Basic Industry (1.3%)
	Chemicals (0.7%)
	Diamond BC BV
$ 1,183,000	4.625%, 10/01/29 144A	$ 1,173,501

	Paper (0.6%)
	Mercer International, Inc.
975,000	5.500%, 01/15/26	987,188
	Total Basic Industry	2,160,689

	Brokerage Assetmanagers Exchanges (2.1%)
	LPL Holdings, Inc.
3,375,000	4.625%, 11/15/27 144A	3,493,125

	Capital Goods (4.2%)
	Aerospace/Defense (0.6%)
	TransDigm, Inc.
1,000,000	6.375%, 06/15/26	1,027,475

	Building Materials (1.7%)
	Builders FirstSource, Inc.
1,253,000	5.000%, 03/01/30 144A	1,344,325
	PGT Innovations, Inc.
1,366,000	4.375%, 10/01/29 144A	1,372,830
		2,717,155
	Diversified Manufacturing (0.5%)
	WESCO Distribution, Inc.
750,000	7.250%, 06/15/28 144A	822,188

	Environmental (0.7%)
	GFL Environmental, Inc.
1,125,000	5.125%, 12/15/26 144A	1,170,000

	Packaging (0.7%)
	Berry Global, Inc.
1,000,000	5.625%, 07/15/27 144A	1,046,250
	Total Capital Goods	6,783,068

14 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2021

Principal Amount	Corporate Bonds (continued)	Value
	Communications (5.3%)
	Cable Satellite (1.1%)
	Viasat, Inc.
$ 1,800,000	5.625%, 09/15/25 144A	$ 1,809,000

	Media Entertainment (3.6%)
	Advantage Sales & Marketing, Inc.
2,850,000	6.500%, 11/15/28 144A	2,985,375
	Nexstar Media, Inc.
2,800,000	5.625%, 07/15/27 144A	2,951,536
		5,936,911
	Wirelines (0.6%)
	Level 3 Financing, Inc.
925,000	5.375%, 05/01/25	945,133
	Total Communications	8,691,044

	Consumer Cyclical (33.1%)
	Automotive (5.4%)
	Ford Holdings LLC
2,000,000	9.300%, 03/01/30	2,781,520
	The Goodyear Tire & Rubber Co.
1,700,000	5.000%, 05/31/26	1,744,625
750,000	4.875%, 03/15/27	794,063
	JB Poindexter & Co., Inc.
3,350,000	7.125%, 04/15/26 144A	3,505,172
		8,825,380
	Consumer Cyclical Services (8.2%)
	ASGN, Inc.
1,575,000	4.625%, 05/15/28 144A	1,630,597
	Cars.com, Inc.
1,850,000	6.375%, 11/01/28 144A	1,970,250
	Cushman & Wakefield
3,100,000	6.750%, 05/15/28 144A	3,317,000
	Realogy Group LLC/Realogy Co-Issuer Corp.
5,000,000	9.375%, 04/01/27 144A	5,400,000
	Service Corp. International/US
1,000,000	5.125%, 06/01/29	1,072,500
		13,390,347

15 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2021

Principal Amount	Corporate Bonds (continued)	Value
	Consumer Cyclical (continued)
	Gaming (10.1%)
	Boyd Gaming Corp.
$ 1,500,000	4.750%, 12/01/27	$ 1,530,000
	Caesars Entertainment, Inc.
4,100,000	6.250%, 07/01/25 144A	4,303,462
	Churchill Downs, Inc.
1,350,000	5.500%, 04/01/27 144A	1,390,500
2,000,000	4.750%, 01/15/28 144A	2,070,000
	Penn National Gaming, Inc.
4,000,000	5.625%, 01/15/27 144A	4,080,000
	Scientific Games International, Inc.
900,000	8.625%, 07/01/25 144A	960,750
	VICI Properties LP/VICI Note Co., Inc.
2,000,000	4.625%, 12/01/29 144A	2,128,450
		16,463,162
	Home Construction (1.7%)
	Century Communities, Inc.
1,175,000	6.750%, 06/01/27	1,239,625
	Shea Homes LP/Shea Homes Funding Corp.
1,525,000	4.750%, 02/15/28 144A	1,559,313
		2,798,938
	Leisure (1.9%)
	Live Nation Entertainment, Inc.
1,475,000	4.875%, 11/01/24 144A	1,489,750
1,550,000	4.750%, 10/15/27 144A	1,592,625
		3,082,375
	Lodging (0.9%)
	Marriott Ownership Resorts Inc.
1,450,000	4.750%, 01/15/28	1,471,750

	Restaurants (0.6%)
	Dave & Buster's, Inc.
880,000	7.625%, 11/01/25 144A	938,300

16 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2021

Principal Amount	Corporate Bonds (continued)	Value
	Consumer Cyclical (continued)
	Retailers (4.3%)
	Academy Ltd.
$ 2,050,000	6.000%, 11/15/27 144A	$ 2,185,812
	Bath & Body Works, Inc.
870,000	6.694%, 01/15/27	1,000,500
1,000,000	7.500%, 06/15/29	1,138,340
	Carvana Co.
2,750,000	5.500%, 04/15/27 144A	2,722,500
		7,047,152
	Total Consumer Cyclical	54,017,404

	Consumer Non-Cyclical (13.5%)
	Food and Beverage (4.9%)
	Del Monte Foods, Inc.
3,350,000	11.875%, 05/15/25 144A	3,733,340
	Performance Food Group, Inc.
1,075,000	6.875%, 05/01/25 144A	1,123,375
	United Natural Foods, Inc.
1,925,000	6.750%, 10/15/28 144A	2,061,290
	US Foods, Inc.
1,000,000	4.750%, 02/15/29 144A	1,016,250
		7,934,255
	Healthcare (4.3%)
	Avantor Funding, Inc.
1,000,000	4.625%, 07/15/28 144A	1,042,500
	Catalent Pharma Solutions, Inc.
500,000	3.125%, 02/15/29 144A	493,200
	IQVIA, Inc.
1,150,000	5.000%, 10/15/26 144A	1,180,187
	MEDNAX, Inc.
1,250,000	6.250%, 01/15/27 144A	1,307,813
	Prime Healthcare Services, Inc.
1,800,000	7.250%, 11/01/25 144A	1,908,000
	Teleflex, Inc.
1,100,000	4.250%, 06/01/28 144A	1,133,209
		7,064,909

17 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2021

Principal Amount	Corporate Bonds (continued)	Value
	Consumer Non-Cyclical (continued)
	Pharmaceuticals (1.4%)
	Bausch Health Companies, Inc.
$ 2,202,000	6.125%, 04/15/25 144A	$ 2,242,869

	Supermarkets (2.9%)
	Albertsons Companies, Inc./Safeway, Inc.
1,325,000	4.625%, 01/15/27 144A	1,390,508
1,300,000	5.875%, 02/15/28 144A	1,378,000
	SEG Holding LLC/ SEG Finance Corp.
1,875,000	5.625%, 10/15/28 144A	1,964,063
		4,732,571
	Total Consumer Non-Cyclical	21,974,604

	Energy (9.0%)
	Independent (2.6%)
	Occidental Petroleum Corp.
3,000,000	8.500%, 07/15/27	3,742,500
	PDC Energy, Inc.
500,000	6.125%, 09/15/24	506,250
		4,248,750
	Midstream (5.4%)
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
1,100,000	5.750%, 04/01/25	1,124,750
	Global Partners LP/GLP Finance Corp.
1,175,000	7.000%, 08/01/27	1,219,062
	New Fortress Energy, Inc.
3,300,000	6.750%, 09/15/25 144A	3,333,000
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.
2,950,000	5.875%, 04/15/26	3,078,222
		8,755,034

18 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2021

Principal Amount	Corporate Bonds (continued)	Value
	Energy (continued)
	Oil Field Services (1.0%)
	ChampionX Corp.
$ 332,000	6.375%, 05/01/26	$ 345,280
	USA Compression Partners LP/USA Compression Finance Corp.
1,200,000	6.875%, 04/01/26	1,248,000
		1,593,280
	Total Energy	14,597,064

	Finance Companies (4.4%)
	Fortress Transportation and Infrastructure Investors LLC
1,950,000	6.500%, 10/01/25 144A	2,015,812
2,250,000	9.750%, 08/01/27 144A	2,520,000
	LD Holdings Group LLC
2,850,000	6.125%, 04/01/28 144A	2,686,125
	Total Finance Companies	7,221,937

	Other Financial (1.3%)
	Credit Acceptance Corp.
1,350,000	6.625%, 03/15/26	1,405,134
	The Howard Hughes Corp.
730,000	5.375%, 08/01/28 144A	777,483
	Total Other Financial	2,182,617

	Other Industrial (1.8%)
	Tutor Perini Corp.
2,900,000	6.875%, 05/01/25 144A	2,922,562

	REITs (7.8%)
	Other REITs (7.8%)
	iStar, Inc.
3,000,000	5.500%, 02/15/26	3,105,000
	New Residential Investment Corp.
1,875,000	6.250%, 10/15/25 144A	1,883,306
	RHP Hotel Properties LP/RHP Finance Corp.
4,625,000	4.750%, 10/15/27	4,717,500

19 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2021

Principal Amount	Corporate Bonds (continued)	Value
	REITs (continued)
	Other REITs (continued)
	Service Properties Trust
$ 1,100,000	4.500%, 06/15/23	$ 1,099,461
	XHR LP
1,800,000	6.375%, 08/15/25 144A	1,903,914
	Total REITs	12,709,181

	Technology (9.6%)
	Black Knight InfoServ LLC
750,000	3.625%, 09/01/28 144A	749,017
	Camelot Finance SA
1,000,000	4.500%, 11/01/26 144A	1,035,000
	CDW LLC/CDW Finance Corp.
825,000	4.250%, 04/01/28	851,812
	CommScope Technologies LLC
3,000,000	6.000%, 06/15/25 144A	3,000,000
	Entegris, Inc.
1,000,000	4.375%, 04/15/28 144A	1,027,500
	Gartner, Inc.
1,000,000	4.500%, 07/01/28 144A	1,044,385
	Iron Mountain, Inc.
925,000	4.875%, 09/15/27 144A	959,207
875,000	5.250%, 03/15/28 144A	910,000
	Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.
875,000	4.625%, 11/01/26 144A	906,509
	SS&C Technologies, Inc.
1,825,000	5.500%, 09/30/27 144A	1,907,125
	II-VI, Inc.
2,000,000	5.000%, 12/15/29 144A	2,042,440
	Unisys Corp.
1,100,000	6.875%, 11/01/27 144A	1,190,750
	Total Technology	15,623,745

20 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2021

Principal Amount	Corporate Bonds (continued)	Value
	Transportation (3.3%)
	Railroads (2.3%)
	Watco Companies LLC
$ 3,550,000	6.500%, 06/15/27 144A	$ 3,692,000

	Transportation Services (1.0%)
	Cargo Aircraft Management, Inc.
1,650,000	4.750%, 02/01/28 144A	1,679,238
	Total Transportation	5,371,238
	Total Corporate Bonds (cost $156,542,100)	157,748,278

Shares	Short-Term Investment (2.1%)
3,360,515	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.01%* (cost $3,360,515)		3,360,515

	Total Investments (cost $159,902,615 - note 4)	98.8%	161,108,793
	Other assets less liabilities	1.2	1,989,115
	Net Assets	100.0%	$ 163,097,908

*     The rate is an annualized seven-day yield at period end.

Note: 144A – Private placement subject to SEC rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

21 | Aquila Funds Trust

AQUILA HIGH INCOME FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2021

Portfolio Distribution (unaudited)	Percent of Investments

Aerospace/Defense	0.7%
Automotive	5.6
Brokerage Assetmanagers Exchanges	2.2
Building Materials	1.7
Cable Satellite	1.1
Chemicals	0.7
Consumer Cyclical Services	8.5
Diversified Manufacturing	0.5
Environmental	0.7
Finance Companies	4.6
Food and Beverage	5.0
Gaming	10.4
Healthcare	4.5
Home Construction	1.8
Independent	2.7
Leisure	2.0
Lodging	0.9
Media Entertainment	3.8
Midstream	5.5
Oil Field Services	1.0
Other Financial	1.4
Other Industrial	1.9
Other REITs	8.1
Packaging	0.7
Paper	0.6
Pharmaceuticals	1.4
Railroads	2.3
Restaurants	0.6
Retailers	4.5
Supermarkets	3.0
Technology	9.9
Transportation Services	1.1
Wirelines	0.6
100.0%

See accompanying notes to financial statements.

22 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2021

Shares	Common Stocks (98.9%)	Market Value
	Communication Services (3.2%)
	Entertainment (2.8%)
9,000	Live Nation Entertainment, Inc.+	$ 1,077,210
8,000	Roku, Inc.+	1,825,600
17,000	Take-Two Interactive Software, Inc.+	3,021,240
		5,924,050
	Interactive Media & Services (0.4%)
17,000	Twitter, Inc.+	734,740
	Total Communication Services	6,658,790

	Consumer Discretionary (12.1%)
	Auto Components (1.4%)
17,177	Aptiv PLC+	2,833,346

	Automobiles (1.8%)
184,000	Ford Motor Co.	3,821,680

	Distributors (1.4%)
47,910	LKQ Corp.	2,876,037

	Diversified Consumer Services (2.0%)
13,555	Bright Horizons Family Solutions, Inc.+	1,706,303
36,358	Service Corp. International	2,581,054
		4,287,357
	Hotels, Restaurants & Leisure (2.8%)
21,000	Caesars Entertainment, Inc.+	1,964,130
10,000	Churchill Downs, Inc.	2,409,000
16,000	Planet Fitness, Inc.+	1,449,280
		5,822,410
	Leisure Products (1.8%)
171,614	Mattel, Inc.+	3,699,998

	Specialty Retail (0.9%)
28,205	Bath & Body Works, Inc.	1,968,427
	Total Consumer Discretionary	25,309,255

23 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2021

Shares	Common Stocks (continued)	Market Value
	Consumer Staples (0.8%)
	Food & Staples Retailing (0.8%)
35,000	Performance Food Group Co.+	$ 1,606,150

	Energy (5.0%)
	Energy Equipment & Services (1.0%)
23,000	Aspen Aerogels, Inc.+	1,145,170
75,000	NOV, Inc.	1,016,250
		2,161,420
	Oil, Gas & Consumable Fuels (4.0%)
54,000	Hess Corp.	3,997,620
19,000	Pioneer Natural Resources Co.	3,455,720
12,000	Valero Energy Corp.	901,320
		8,354,660
	Total Energy	10,516,080

	Financials (11.7%)
	Banks (5.1%)
27,000	BankUnited, Inc.	1,142,370
170,000	First Horizon Corp.	2,776,100
14,000	First Republic Bank	2,891,140
145,000	Huntington Bancshares, Inc.	2,235,900
5,000	Signature Bank	1,617,350
		10,662,860
	Capital Markets (1.2%)
16,000	LPL Financial Holdings, Inc.	2,561,440

	Consumer Finance (1.0%)
41,000	Ally Financial, Inc.	1,952,010

	Insurance (4.4%)
13,000	Arthur J Gallagher & Co.	2,205,710
32,000	Brown & Brown, Inc.	2,248,960
43,000	MetLife, Inc.	2,687,070
16,000	Trupanion, Inc.+	2,112,480
		9,254,220
	Total Financials	24,430,530

24 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2021

Shares	Common Stocks (continued)	Market Value
	Health Care (8.8%)
	Biotechnology (0.9%)
8,000	BioMarin Pharmaceutical, Inc.+	$ 706,800
5,000	Horizon Therapeutics PLC+	538,800
4,000	Seagen, Inc.+	618,400
		1,864,000
	Health Care Equipment & Supplies (0.8%)
13,000	Zimmer Biomet Holdings, Inc.	1,651,520

	Health Care Providers & Services (1.5%)
10,000	Guardant Health, Inc.+	1,000,200
8,000	HCA Healthcare, Inc.	2,055,360
		3,055,560
	Life Sciences Tools & Services (4.1%)
60,000	Avantor, Inc.+	2,528,400
3,652	Bio-Rad Laboratories, Inc.+	2,759,342
12,000	IQVIA Holdings, Inc.+	3,385,680
		8,673,422
	Pharmaceuticals (1.5%)
24,000	Catalent, Inc.+	3,072,720
	Total Health Care	18,317,222

	Industrials (13.9%)
	Aerospace & Defense (0.5%)
17,000	AeroVironment, Inc.+	1,054,510

	Building Products (2.3%)
28,000	Builders FirstSource, Inc.+	2,399,880
44,000	Carrier Global Corp.	2,386,560
		4,786,440
	Commercial Services & Supplies (1.4%)
20,320	Republic Services, Inc.	2,833,624

25 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2021

Shares	Common Stocks (continued)	Market Value
	Industrials (continued)
	Machinery (5.3%)
50,000	Evoqua Water Technologies Corp.+	$ 2,337,500
18,000	Helios Technologies, Inc.	1,893,060
5,500	Nordson Corp.	1,403,985
13,000	Stanley Black & Decker, Inc.	2,452,060
25,000	Xylem, Inc.	2,998,000
		11,084,605
	Professional Services (3.3%)
18,000	Jacobs Engineering Group, Inc.	2,506,140
16,000	TransUnion	1,897,280
11,000	Verisk Analytics, Inc.	2,516,030
		6,919,450
	Trading Companies & Distributors (1.1%)
18,000	WESCO International, Inc.+	2,368,620
	Total Industrials	29,047,249

	Information Technology (26.8%)
	Communication Equipment (3.2%)
47,200	Arista Networks, Inc.+	6,785,000

	Electronic Equipment, Instruments & Components (1.1%)
5,366	Teledyne Technologies, Inc.+	2,344,352

	IT Services (2.9%)
13,000	Broadridge Financial Solutions, Inc.	2,376,660
7,000	Gartner, Inc.+	2,340,240
9,000	Wix.com Ltd.+	1,420,110
		6,137,010
	Semiconductors & Semiconductor Equipment (9.6%)
34,000	Marvell Technology, Inc.	2,974,660
45,000	Micron Technology, Inc.	4,191,750
40,000	ON Semiconductor Corp.+	2,716,800
29,000	Qorvo, Inc.+	4,535,310
50,000	Wolfspeed, Inc.+	5,588,500
		20,007,020

26 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2021

Shares	Common Stocks (continued)	Market Value
	Information Technology (continued)
	Software (10.0%)
10,000	Aspen Technology, Inc.+	$ 1,522,000
14,000	Cadence Design Systems, Inc.+	2,608,900
32,000	CommVault Systems, Inc.+	2,205,440
6,078	Palo Alto Networks, Inc.+	3,383,987
28,000	Splunk, Inc.+	3,240,160
10,000	Synopsys, Inc.+	3,685,000
15,400	Workday, Inc.+	4,206,972
		20,852,459
	Total Information Technology	56,125,841

	Materials (5.4%)
	Chemicals (2.0%)
15,000	International Flavors & Fragrances, Inc.	2,259,750
12,000	The Scotts Miracle-Gro Co.	1,932,000
		4,191,750
	Construction Materials (1.3%)
6,000	Martin Marietta Materials, Inc.	2,643,120

	Containers & Packaging (1.1%)
25,000	Ball Corp.	2,406,750

	Metals & Mining (1.0%)
34,000	Steel Dynamics, Inc.	2,110,380
	Total Materials	11,352,000

	Real Estate (4.4%)
	Equity Real Estate Investment (3.3%)
16,000	Simon Property Group, Inc.	2,556,320
38,000	Ventas, Inc.	1,942,560
80,000	VICI Properties, Inc.	2,408,800
		6,907,680
	Real Estate Management & Development (1.1%)
104,000	Cushman & Wakefield PLC+	2,312,960
	Total Real Estate	9,220,640

27 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2021

Shares	Common Stocks (continued)	Market Value
	Utilities (6.8%)
	Electric Utilities (1.3%)
24,000	Entergy Corp.	$ 2,703,600

	Multi-Utilities (5.1%)
38,000	CMS Energy Corp.	2,471,900
37,000	Dominion Energy, Inc.	2,906,720
90,000	NiSource, Inc.	2,484,900
29,000	WEC Energy Group, Inc.	2,815,030
		10,678,550
	Water Utilities (0.4%)
5,000	American Water Works Co., Inc.	944,300
	Total Utilities	14,326,450
	Total Common Stocks (cost $156,556,051)	206,910,207

Shares	Short-Term Investment (1.3%)
2,792,642	Dreyfus Treasury Obligations Cash Management - Institutional Shares, 0.01%* (cost $2,792,642)		2,792,642

	Total Investments (cost $159,348,693 - note 4)	100.2%	209,702,849
	Other assets less liabilities	(0.2)	(412,627)
	Net Assets	100.0%	$ 209,290,222

+ Non-income producing security.
* The rate is an annualized seven-day yield at period end.

28 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND SCHEDULE OF INVESTMENTS (continued) DECEMBER 31, 2021

Portfolio Distribution (unaudited)	Percent of Common Stocks	Portfolio Distribution (unaudited)	Percent of Common Stocks

Aerospace & Defense	0.5%	Health Care Equipment & Supplies	0.8%
Auto Components	1.4	Health Care Providers & Services	1.5
Automobiles	1.8	Hotels, Restaurants & Leisure	2.8
Banks	5.1	Insurance	4.5
Biotechnology	0.9	Interactive Media & Services	0.4
Building Products	2.3	IT Services	3.0
Capital Markets	1.2	Leisure Products	1.8
Chemicals	2.0	Life Sciences Tools & Services	4.2
Commercial Services & Supplies	1.4	Machinery	5.4
Communication Equipment	3.3	Metals & Mining	1.0
Construction Materials	1.3	Multi-Utilities	5.2
Consumer Finance	0.9	Oil, Gas & Consumable Fuels	4.0
Containers & Packaging	1.2	Pharmaceuticals	1.5
Distributors	1.4	Professional Services	3.3
Diversified Consumer Services	2.1	Real Estate Management & Development	1.1
Electric Utilities	1.3	Semiconductors & Semiconductor Equipment	9.7
Electronic Equipment, Instruments & Components	1.1	Software	10.1
Energy Equipment & Services	1.0	Specialty Retail	0.9
Entertainment	2.9	Trading Companies & Distributors	1.1
Equity Real Estate Investment	3.3	Water Utilities	0.5
Food & Staples Retailing	0.8
			100.0%

See accompanying notes to financial statements.

29 | Aquila Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES DECEMBER 31, 2021

	AQUILA HIGH INCOME FUND	AQUILA OPPORTUNITY GROWTH FUND
ASSETS
Investments at value (cost $159,902,615 and $159,348,693 respectively)	$161,108,793	$209,702,849
Receivable for interest and dividends	2,345,646	168,594
Receivable for Fund shares sold	50,553	121,740
Other assets	37,693	36,715
Total assets	163,542,685	210,029,898
LIABILITIES
Payable for Fund shared redeemed	213,585	441,511
Management fees payable	90,358	153,052
Dividends payable	58,770	—
Distribution and service fees payable	70	876
Accrued expenses	81,994	144,237
Total liabilities	444,777	739,676
NET ASSETS	$163,097,908	$209,290,222
Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share	$189,436	$43,348
Additional paid-in capital	162,372,261	147,104,824
Total distributable earnings	536,211	62,142,050
	$163,097,908	$209,290,222
CLASS A
Net Assets	$39,082,412	$86,363,872
Capital shares outstanding	4,537,744	1,838,286
Net asset value and redemption price per share	$8.61	$46.98
Maximum offering price per share (100/96 of $8.61 and 100/95.75 of $46.98, respectively, adjusted to the nearest cent)	$8.97	$49.07
CLASS C
Net Assets	$2,969,735	$14,321,162
Capital shares outstanding	344,816	459,675
Net asset value and redemption price per share	$8.61	$31.15
CLASS I
Net Assets	$925,523	$3,048,684
Capital shares outstanding	107,530	60,919
Net asset value, offering and redemption price per share	$8.61	$50.04
CLASS Y
Net Assets	$120,120,238	$105,556,504
Capital shares outstanding	13,953,509	1,975,957
Net asset value, offering and redemption price per share	$8.61	$53.42

See accompanying notes to financial statements.

30 | Aquila Funds Trust

STATEMENTS OF OPERATIONS YEAR ENDED DECEMBER 31, 2021

	AQUILA HIGH INCOME FUND	AQUILA OPPORTUNITY GROWTH FUND
Investment Income
Interest income	$8,793,129	$694
Dividend income
(net of foreign tax withheld of $0 and $879, respectively)	—	1,390,921
Total investment income	8,793,129	1,391,615

Expenses
Management fees (note 3)	1,220,436	2,024,307
Distribution and service fees (note 3)	118,799	450,925
Transfer and shareholder servicing agent fees (note 3)	184,000	279,900
Trustees’ fees and expenses	110,846	132,901
Legal fees	84,263	84,511
Fund accounting fees	76,042	64,601
Registration fees and dues	61,472	72,650
Shareholders’ reports	24,898	27,690
Auditing and tax fees	19,801	26,700
Custodian fees	13,839	8,920
Insurance	8,672	10,337
Compliance services (note 3)	8,026	8,249
Line of credit commitment fee (note 9)	4,073	4,779
Miscellaneous	18,765	30,905
Total expenses	1,953,932	3,227,375

Net investment income (loss)	6,839,197	(1,835,760)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from securities transactions	3,314,334	76,591,191
Change in unrealized appreciation (depreciation) on investments	(3,351,219)	(29,928,910)

Net realized and unrealized gain (loss) on investments	(36,885)	46,662,281
Net change in net assets resulting from operations	$6,802,312	$44,826,521

See accompanying notes to financial statements.

31 | Aquila Funds Trust

AQUILA HIGH INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
OPERATIONS
Net investment income	$6,839,197	$6,378,038
Net realized gain (loss) from securities transactions	3,314,334	2,957,070
Change in unrealized appreciation (depreciation) on investments	(3,351,219)	3,477,934
Change in net assets resulting from operations	6,802,312	12,813,042

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares	(1,766,990)	(1,559,317)

Class C Shares	(131,003)	(138,182)

Class I Shares	(62,503)	(42,372)

Class Y Shares	(6,493,251)	(5,236,892)

Change in net assets from distributions	(8,453,747)	(6,976,763)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	47,317,497	51,447,253
Reinvested dividends and distributions	7,663,917	6,373,415
Cost of shares redeemed	(72,688,289)	(52,177,262)
Net decrease in net assets from capital share transactions	(17,706,875)	5,643,406
Change in net assets	(19,358,310)	11,479,685

NET ASSETS:
Beginning of period	182,456,218	170,976,533
End of period	$163,097,908	$182,456,218

See accompanying notes to financial statements.

32 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2021	Year Ended December 31, 2020
OPERATIONS
Net investment income (loss)	$(1,835,760)	$(1,286,546)
Net realized gain (loss) from securities transactions	76,591,191	3,782,830
Change in unrealized appreciation (depreciation) on investments	(29,928,910)	(879,719)
Change in net assets resulting from operations	44,826,521	1,616,565

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares	(22,738,425)	(3,430,894)

Class C Shares	(6,074,184)	(1,459,238)

Class I Shares	(869,508)	(146,260)

Class Y Shares	(27,436,530)	(5,189,103)

Change in net assets from distributions	(57,118,647)	(10,225,495)

CAPITAL SHARE TRANSACTIONS (note 6):
Proceeds from shares sold	31,885,085	29,981,343
Reinvested dividends and distributions	50,680,352	8,561,124
Cost of shares redeemed	(90,571,796)	(115,561,793)
Net decrease in net assets from capital share transactions	(8,006,359)	(77,019,326)
Change in net assets	(20,298,485)	(85,628,256)

NET ASSETS:
Beginning of period	229,588,707	315,216,963
End of period	$209,290,222	$229,588,707

See accompanying notes to financial statements.

33 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2021

1. Organization

Aquila Funds Trust (the “Trust”), a Massachusetts business trust, is comprised of two series: Aquila High Income Fund and Aquila Opportunity Growth Fund (each, a “Fund”). Each Fund is an open-end diversified investment company. Aquila High Income Fund’s objective is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. Aquila Opportunity Growth Fund seeks capital appreciation whereby it invests primarily in the equity securities of companies located throughout the United States.

Both Funds are authorized to issue an unlimited number of shares and offer four classes of shares: Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. While each Fund registered Class F Shares effective April 3, 2017, there were no Class F Shares outstanding as of December 31, 2021.

All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by both Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)	Portfolio valuation: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. All other securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. With respect to Aquila Three Peaks High Income Fund, in the case of securities for which market quotations are readily available, securities are valued at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

34 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2021

b)	Fair value measurements: Both Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the respective Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the respective Fund’s net assets as of December 31, 2021:

Valuation Inputs	AQUILA HIGH INCOME FUND	AQUILA OPPORTUNITY GROWTH FUND
	Investments in Securities*
Level 1 – Quoted Prices — Common Stocks, Mutual Funds, and Short-Term Investments	$3,360,515	$209,702,849
Level 2 – Other Significant Observable Inputs	157,748,278	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$161,108,793	$209,702,849
* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, events and transactions have been evaluated for potential recognition or disclosure through the date these financial statements were issued.
d)	Securities transactions and related investment income: Securities transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on an accrual basis. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

35 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2021

e)	Federal income taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. Each Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax position for each of the open tax years (2018-2020) or expected to be taken in the Funds’ 2021 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f)	Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.
g)	Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
h)	Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On December 31, 2021, Aquila Opportunity Growth Fund increased paid-in capital by $8,853,952 and decreased distributable earnings by $8,853,952. This reclassification had no effect on net assets or net asset value per share.
i)	Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

3. Fees and Related Party Transactions

a)	Management Arrangements:

Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for each Fund under an Advisory and Administration Agreement with the Fund. Until October 1, 2021, the portfolio management of each Fund was delegated to a Sub-Adviser as described below. (The Manager assumed the day-to-day portfolio management responsibilities effective October 1, 2021.) Under each Advisory and Administrative Agreement, the Manager provides all administrative services to the respective Fund. The Manager’s services include providing the offices of the Funds and all related services as well as overseeing the activities of the Sub-Adviser (until October 1, 2021) and all the various support organizations to the Funds such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor.

36 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2021

For its services to Aquila High Income Fund, the Manager was entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.65% of the Fund’s net assets. The Manager had contractually undertaken to waive its fees so that management fees are equivalent to 0.65 of 1% of such net asset value on the net assets of the fund up to $400,000,000 and 0.60 of 1% of the Fund's net assets above $400,000,000 through April 30, 2022. The Manager may not terminate the arrangement without the approval of the Board of Trustees.

For its services to Aquila Opportunity Growth Fund, the Manager was entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.90% on the Fund’s net assets up to $100 million, 0.85% on such assets above $100 million up to $250 million, and 0.80% on assets above $250 million.

Until September 30, 2021, Three Peaks Capital Management, LLC served as the sub-adviser of the Funds, and the Funds were known as “Aquila Three Peaks High Income Fund” and “Aquila Three Peaks Opportunity Growth Fund”. Effective October 1, 2021, the Manager became directly responsible for portfolio management decisions for both Funds.

Through September 30, 2021, Three Peaks Capital Management, LLC (the “Sub-Adviser”) served as the Investment Sub-Adviser for both Funds under Sub-Advisory Agreements between the Manager and the Sub-Adviser. Under the agreements, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Funds, the investment programs of the Funds and the composition of their portfolios and arranges for the purchases and sales of portfolio securities. For its services with respect to Aquila High Income Fund, the Sub-Adviser was entitled to receive a fee from the Manager which was payable monthly and computed as of close of business each day at the annual rate of 0.45% on the first $100 million net assets, 0.40% on the next $150 million of the net assets and 0.35% on the net assets above $250 million. For its services with respect to Aquila Opportunity Growth Fund, the Sub-Adviser was entitled to receive a fee from the Manager which was payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets up to $100 million, 0.45% on such assets above $100 million up to $250 million, and 0.40% on assets above $250 million.

Under a Compliance Agreement with the Manager, the Manager is compensated by the Funds for compliance related services provided to enable the Funds to comply with Rule 38a-1 of the Investment Company Act of 1940.

Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Funds' Prospectus and Statement of Additional Information.

b)	Distribution and Service Fees:

The Funds have adopted Distribution Plans (each a “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plans, with respect to Class A Shares, the Funds are authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors LLC (the “Distributor”), including, but not limited to, any principal underwriter of the respective Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts.

37 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2021

For the year ended December 31, 2021, these payments were as follows:

	Annual Distribution Fee Rate on Class A	Distribution Fees on Class A	Amount Retained by Distributor
Aquila High Income Fund	0.20%	$79,959	$3,919
Aquila Opportunity Growth Fund	0.30%	$249,877	$11,034

Under another part of the Plan, the Funds are authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the respective Fund’s average net assets represented by Class C Shares. In addition, under a Shareholder Services Plan, the Funds are authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the respective Fund’s average net assets represented by Class C Shares.

For the year ended December 31, 2021, these payments were as follows:

	Qualified Recipients Fees on Class C	Shareholder Services Fee on Class C	Amount Retained by Distributor
Aquila High Income Fund	$27,716	$9,239	$9,304
Aquila Opportunity Growth Fund	$147,859	$49,286	$49,130

Under another part of the Plan, the Funds are authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the respective Fund a rate of more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Funds have a Shareholder Services Plan under which each Fund may pay service fees of not more than 0.25% of the average annual net assets of the respective Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets.

With respect to Aquila High Income Fund, for the year ended December 31, 2021, these payments were made at the average annual rate of 0.38% (0.13% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $5,644 of which $1,885 related to the Plan and $3,759 related to the Shareholder Services Plan.

With respect to Aquila Opportunity Growth Fund, for the year ended December 31, 2021, these payments were made at the average annual rate of 0.37% (0.12% under the Distribution Plan and 0.25% under the Shareholder Services Plan) of such net assets and amounted to $12,359 of which $3,903 related to the Plan and $8,456 related to the Shareholder Services Plan.

Specific details about the Plans are more fully defined in the Funds' Prospectus and Statement of Additional Information.

38 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2021

Under Distribution Agreements, the Distributor serves as the exclusive distributor of the Funds' shares. Through agreements between the Distributor and various broker-dealers or other financial intermediaries (such as a bank or financial advisor collectively “intermediaries”), Fund shares are sold primarily through the facilities of these intermediaries with the bulk of any sales commissions inuring to such intermediaries. For the year ended December 31, 2021, Aquila High Income Fund's total commissions on sales of Class A Shares amounted to $10,952 of which the Distributor received $2,418. For the year ended December 31, 2021, Aquila Opportunity Growth Fund's total commissions on sales of Class A Shares amounted to $49,412 of which the Distributor received $5,249.

c)   Transfer and shareholder servicing fees:

The Fund compensates certain financial intermediaries in connection with sub-transfer agency related services provided by such entities in connection with their respective Fund shareholders so long as the fees are deemed by the Board of Trustees to be reasonable in relation to (i) the value of the services and the benefits received by the respective Fund and certain shareholders; and (ii) the payments that the respective Fund would make to another entity to perform the same ongoing services to existing shareholders.

4. Purchases and Sales of Securities

Aquila High Income Fund

During the year ended December 31, 2021, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $211,887,667 and $229,589,590, respectively.

At December 31, 2021, the aggregate tax cost for all securities was $160,413,963. At December 31, 2021, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $1,498,240 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $803,410 for a net unrealized appreciation of $694,830.

Aquila Opportunity Growth Fund

During the year ended December 31, 2021, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $222,342,246 and $288,754,768, respectively.

At December 31, 2021, the aggregate tax cost for all securities was $159,348,693. At December 31, 2021, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $54,764,583 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $4,410,427 for a net unrealized appreciation of $50,354,156.

39 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2021

5. Portfolio Orientation

Aquila High Income Fund may invest up to 100% in high-yield/high-risk bonds, also known as “junk bonds”. High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. Because of these factors, the performance and net asset value of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

Aquila Opportunity Growth Fund may invest no less than 70% of its net assets in equity securities believed to have the potential for capital appreciation. The Fund may invest in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Thus the Fund may invest in common stocks without regard to whether they could be described as “growth” or “value”.

6. Capital Share Transactions

Transactions in Capital Shares of the Trust were as follows:

Aquila High Income Fund

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	312,553	$2,714,903	328,575	$2,749,422
Reinvested distributions	176,049	1,527,337	160,205	1,343,094
Cost of shares redeemed	(549,336)	(4,767,731)	(879,094)	(7,254,215)
Net change	(60,734)	(525,491)	(390,314)	(3,161,699)
Class C Shares
Proceeds from shares sold	36,744	319,526	50,206	420,945
Reinvested distributions	14,015	121,618	14,487	121,511
Cost of shares redeemed	(195,417)	(1,697,926)	(151,038)	(1,258,737)
Net change	(144,658)	(1,256,782)	(86,345)	(716,281)
Class I Shares
Proceeds from shares sold	127,300	1,108,364	85,109	704,486
Reinvested distributions	4,704	40,847	4,265	35,826
Cost of shares redeemed	(167,014)	(1,451,634)	(86,687)	(723,375)
Net change	(35,010)	(302,423)	2,687	16,937
Class Y Shares
Proceeds from shares sold	4,962,201	43,174,704	5,743,346	47,570,723
Reinvested distributions	688,454	5,974,115	580,760	4,872,984
Cost of shares redeemed	(7,458,451)	(64,770,998)	(5,218,200)	(42,939,258)
Net change	(1,807,796)	(15,622,179)	1,105,906	9,504,449
Total transactions in Fund shares	(2,048,198)	$(17,706,875)	631,934	$5,643,406

40 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2021

Aquila Opportunity Growth Fund

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from shares sold	232,114	$12,556,248	133,809	$6,246,971
Reinvested distributions	437,338	20,595,209	61,720	3,085,390
Cost of shares redeemed	(306,335)	(16,490,844)	(594,704)	(26,501,790)
Net change	363,117	16,660,613	(399,175)	(17,169,429)
Class C Shares
Proceeds from shares sold	30,133	1,182,482	31,652	1,112,453
Reinvested distributions	183,167	5,916,823	35,524	1,339,263
Cost of shares redeemed	(362,221)	(14,302,789)	(399,431)	(14,036,368)
Net change	(148,921)	(7,203,484)	(332,255)	(11,584,652)
Class I Shares
Proceeds from shares sold	10,564	625,079	23,269	1,022,119
Reinvested distributions	10,711	535,780	1,981	103,806
Cost of shares redeemed	(20,794)	(1,166,546)	(45,941)	(2,161,438)
Net change	481	(5,687)	(20,691)	(1,035,513)
Class Y Shares
Proceeds from shares sold	298,250	17,521,276	430,705	21,599,800
Reinvested distributions	444,090	23,632,540	73,415	4,032,665
Cost of shares redeemed	(976,952)	(58,611,617)	(1,540,486)	(72,862,197)
Net change	(234,612)	(17,457,801)	(1,036,366)	(47,229,732)
Total transactions in Fund shares	(19,935)	$(8,006,359)	(1,788,487)	$(77,019,326)

41 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2021

7. Income Tax Information and Distributions

Aquila High Income Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Aquila Opportunity Growth Fund declares distributions to shareholders from net investment income, if any, and from net realized capital gains, if any, on at least an annual basis. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, or in cash, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital.

At December 31, 2021, Aquila High Income Fund had utilized loss carryover of $2,208,509.

The tax character of distributions:

	Aquila High Income Fund		Aquila Opportunity Growth Fund
	Year Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Ordinary Income	$8,453,747	$6,976,763	$2,683,756	$7,221,958
Long term capital gain	—	—	54,434,891	3,003,537
	$8,453,747	$6,976,763	$57,118,647	$10,225,495

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Aquila High Income Fund	Aquila Opportunity Growth Fund
Ordinary Income	$2,321	$1,547,829
Accumulated net realized gain	—	10,759,045
Post October losses	(160,940)	—
Unrealized appreciation (depreciation)	694,830	49,835,176
	$536,211	$62,142,050

For both Funds, the difference between cost and unrealized appreciation for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions. As of December 31, 2021, Aquila High Income incurred post-October losses of $160,940 and elected to defer such capital losses. Capital losses incurred after October 31st within the fiscal year are deemed to arise on the first business day of the following year for tax purposes.

42 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2021

8. Securities Traded on a When-Issued Basis

Aquila High Income Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for the other securities.

9. Credit Facility

Since August 30, 2017, Bank of New York Mellon and the Aquila Group of Funds (comprised of nine funds) have been parties to a $40 million credit agreement, which currently terminates on August 24, 2022 (per the August 25, 2021 amendment). In accordance with the Aquila Group of Funds Guidelines for Allocation of Committed Line of Credit, each fund is responsible for payment of its proportionate share of

a)	a 0.17% per annum commitment fee; and,
b)	interest on amounts borrowed for temporary or emergency purposes by the fund (at the applicable per annum rate selected by the Aquila Group of Funds at the time of the borrowing of either (i) the One-month Eurodollar Rate plus 1% or (ii) the sum of the higher of (a) the Prime Rate, (b) the Federal Funds Effective Rate, or (c) the One-month Eurodollar Rate plus 1%).

There were no borrowings under the credit agreement during the year ended December 31, 2021.

10. COVID-19

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

43 | Aquila Funds Trust

AQUILA HIGH INCOME FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.69	$8.39	$8.12	$8.55	$8.49
Income (loss) from investment operations:
Net investment income(1)	0.30	0.30	0.27	0.32	0.37
Net gain (loss) on securities (both realized and unrealized)	—	0.33	0.31	(0.43)	0.07
Total from investment operations	0.30	0.63	0.58	(0.11)	0.44
Less distributions (note 7):
Dividends from net investment income	(0.34)	(0.33)	(0.31)	(0.32)	(0.37)
Distributions from capital gains	(0.04)	––	––	––	(0.01)
Total distributions	(0.38)	(0.33)	(0.31)	(0.32)	(0.38)
Net asset value, end of period	$8.61	$8.69	$8.39	$8.12	$8.55
Total return (not reflecting sales charge)	3.57%	7.74%	7.16%	(1.29)%	5.30%
Ratios/supplemental data
Net assets, end of period (in thousands)	$39,082	$39,982	$41,876	$42,640	$48,552
Ratio of expenses to average net assets	1.18%	1.21%	1.20%	1.14%	1.12%
Ratio of net investment income to average net assets	3.51%	3.60%	3.24%	3.87%	4.37%
Portfolio turnover rate	118%	347%	124%	118%	156%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

44 | Aquila Funds Trust

AQUILA HIGH INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.70	$8.39	$8.12	$8.55	$8.50
Income (loss) from investment operations:
Net investment income(1)	0.24	0.23	0.20	0.26	0.31
Net gain (loss) on securities (both realized and unrealized)	(0.01)	0.34	0.31	(0.44)	0.05
Total from investment operations	0.23	0.57	0.51	(0.18)	0.36
Less distributions (note 7):
Dividends from net investment income	(0.28)	(0.26)	(0.24)	(0.25)	(0.30)
Distributions from capital gains	(0.04)	––	––	––	(0.01)
Total distributions	(0.32)	(0.26)	(0.24)	(0.25)	(0.31)
Net asset value, end of period	$8.61	$8.70	$8.39	$8.12	$8.55
Total return (not reflecting CDSC)	2.62%	7.00%	6.31%	(2.08)%	4.34%
Ratios/supplemental data
Net assets, end of period (in thousands)	$2,970	$4,256	$4,833	$7,091	$11,726
Ratio of expenses to average net assets	1.98%	2.01%	1.99%	1.94%	1.92%
Ratio of net investment income to average net assets	2.72%	2.79%	2.44%	3.08%	3.56%
Portfolio turnover rate	118%	347%	124%	118%	156%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

45 | Aquila Funds Trust

AQUILA HIGH INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.70	$8.39	$8.12	$8.55	$8.50
Income (loss) from investment operations:
Net investment income(1)	0.30	0.30	0.26	0.32	0.37
Net gain (loss) on securities (both realized and unrealized)	(0.01)	0.34	0.31	(0.43)	0.05
Total from investment operations	0.29	0.64	0.57	(0.11)	0.42
Less distributions (note 7):
Dividends from net investment income	(0.34)	(0.33)	(0.30)	(0.32)	(0.36)
Distributions from capital gains	(0.04)	—	—	––	(0.01)
Total distributions	(0.38)	(0.33)	(0.30)	(0.32)	(0.37)
Net asset value, end of period	$8.61	$8.70	$8.39	$8.12	$8.55
Total return	3.37%	7.79%	7.08%	(1.35)%	5.06%
Ratios/supplemental data
Net assets, end of period (in thousands)	$926	$1,239	$1,174	$1,142	$1,451
Ratio of expenses to average net assets	1.25%	1.28%	1.27%	1.21%	1.22%
Ratio of net investment income to average net assets	3.42%	3.56%	3.16%	3.80%	4.26%
Portfolio turnover rate	118%	347%	124%	118%	156%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

46 | Aquila Funds Trust

AQUILA HIGH INCOME FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$8.69	$8.40	$8.13	$8.56	$8.50
Income (loss) from investment operations:
Net investment income(1)	0.32	0.32	0.29	0.34	0.39
Net gain (loss) on securities (both realized and unrealized)	—	0.32	0.30	(0.43)	0.07
Total from investment operations	0.32	0.64	0.59	(0.09)	0.46
Less distributions (note 7):
Dividends from net investment income	(0.36)	(0.35)	(0.32)	(0.34)	(0.39)
Distributions from capital gains	(0.04)	—	—	––	(0.01)
Total distributions	(0.40)	(0.35)	(0.32)	(0.34)	(0.40)
Net asset value, end of period	$8.61	$8.69	$8.40	$8.13	$8.56
Total return	3.77%	7.82%	7.37%	(1.09)%	5.51%
Ratios/supplemental data
Net assets, end of period (in thousands)	$120,120	$136,978	$123,094	$109,939	$158,359
Ratio of expenses to average net assets	0.98%	1.01%	1.00%	0.94%	0.92%
Ratio of net investment income to average net assets	3.71%	3.81%	3.44%	4.08%	4.57%
Portfolio turnover rate	118%	347%	124%	118%	156%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

47 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$51.86	$50.62	$40.84	$52.38	$47.39
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.48)	(0.29)	(0.17)	(0.24)	(0.06)
Net gain (loss) on securities (both realized and unrealized)	10.56	3.94	14.50	(5.27)	7.76
Total from investment operations	10.08	3.65	14.33	(5.51)	7.70
Less distributions (note 7):
Dividends from net investment income	—	—	—	––	––
Distributions from capital gains	(14.96)	(2.41)	(4.55)	(6.03)	(2.71)
Total distributions	(14.96)	(2.41)	(4.55)	(6.03)	(2.71)
Net asset value, end of period	$46.98	$51.86	$50.62	$40.84	$52.38
Total return (not reflecting sales charge)	21.53%	7.39%	35.47%	(11.35)%	16.35%
Ratios/supplemental data
Net assets, end of period (in thousands)	$86,364	$76,507	$94,879	$75,438	$105,809
Ratio of expenses to average net assets	1.49%	1.54%	1.49%	1.41%	1.38%
Ratio of net investment income (loss) to average net assets	(0.88)%	(0.63)%	(0.35)%	(0.45)%	(0.12)%
Portfolio turnover rate	99%	69%	88%	123%	70%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

48 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$39.10	$39.00	$32.49	$43.26	$39.83
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.65)	(0.47)	(0.41)	(0.50)	(0.34)
Net gain (loss) on securities (both realized and unrealized)	7.66	2.98	11.47	(4.24)	6.48
Total from investment operations	7.01	2.51	11.06	(4.74)	6.14
Less distributions (note 7):
Dividends from net investment income	—	—	—	––	––
Distributions from capital gains	(14.96)	(2.41)	(4.55)	(6.03)	(2.71)
Total distributions	(14.96)	(2.41)	(4.55)	(6.03)	(2.71)
Net asset value, end of period	$31.15	$39.10	$39.00	$32.49	$43.26
Total return (not reflecting CDSC)	20.64%	6.67%	34.51%	(11.96)%	15.53%
Ratios/supplemental data
Net assets, end of period (in thousands)	$14,321	$23,795	$36,697	$40,453	$73,163
Ratio of expenses to average net assets	2.19%	2.24%	2.20%	2.11%	2.08%
Ratio of net investment income (loss) to average net assets	(1.61)%	(1.34)%	(1.05)%	(1.17)%	(0.81)%
Portfolio turnover rate	99%	69%	88%	123%	70%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

49 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$54.36	$52.90	$42.49	$54.23	$48.93
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.48)	(0.27)	(0.14)	(0.27)	(0.02)
Net gain (loss) on securities (both realized and unrealized)	11.12	4.14	15.10	(5.44)	8.02
Total from investment operations	10.64	3.87	14.96	(5.71)	8.00
Less distributions (note 7):
Dividends from net investment income	—	—	—	––	––
Distributions from capital gains	(14.96)	(2.41)	(4.55)	(6.03)	(2.71)
Total distributions	(14.96)	(2.41)	(4.55)	(6.03)	(2.71)
Paid-in capital from redemption fees	—	—	—	––	0.01
Net asset value, end of period	$50.04	$54.36	$52.90	$42.49	$54.23
Total return	21.56%	7.49%	35.57%	(11.33)%	16.46%
Ratios/supplemental data
Net assets, end of period (in thousands)	$3,049	$3,285	$4,292	$6,687	$40,900
Ratio of expenses to average net assets	1.44%	1.47%	1.43%	1.35%	1.31%
Ratio of net investment income (loss) to average net assets	(0.84)%	(0.55)%	(0.27)%	(0.49)%	(0.04)%
Portfolio turnover rate	99%	69%	88%	123%	70%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

50 | Aquila Funds Trust

AQUILA OPPORTUNITY GROWTH FUND FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$57.00	$55.24	$44.11	$55.91	$50.27
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.37)	(0.17)	(0.02)	(0.10)	0.10
Net gain (loss) on securities (both realized and unrealized)	11.75	4.34	15.70	(5.67)	8.25
Total from investment operations	11.38	4.17	15.68	(5.77)	8.35
Less distributions (note 7):
Dividends from net investment income	—	—	—	––	––
Distributions from capital gains	(14.96)	(2.41)	(4.55)	(6.03)	(2.71)
Total distributions	(14.96)	(2.41)	(4.55)	(6.03)	(2.71)
Net asset value, end of period	$53.42	$57.00	$55.24	$44.11	$55.91
Total return	21.88%	7.71%	35.90%	(11.09)%	16.71%
Ratios/supplemental data
Net assets, end of period (in thousands)	$105,557	$126,001	$179,349	$176,998	$381,286
Ratio of expenses to average net assets	1.19%	1.23%	1.20%	1.11%	1.08%
Ratio of net investment income (loss) to average net assets	(0.60)%	(0.33)%	(0.05)%	(0.18)%	0.18%
Portfolio turnover rate	99%	69%	88%	123%	70%

(1)   Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

51 | Aquila Funds Trust

Additional Information (unaudited):

Statement Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended, requires open-end management investment companies to adopt and implement written liquidity risk management programs that are reasonably designed to assess and manage liquidity risk. Liquidity risk is defined in the rule as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. In accordance with Rule 22e-4, Aquila Funds Trust (“AFT”) has adopted a Liquidity Risk Management (“LRM”) program (the “program”). AFT’s Board of Trustees (the “Board”) has designated an LRM Committee consisting of employees of Aquila Investment Management LLC as the administrator of the program (the “Committee”).

The Board met on June 11, 2021 to review the program. At the meeting, the Committee provided the Board with a report that addressed the operation of the program and assessed its adequacy and effectiveness of implementation, and any material changes to the program (the “Report”). The Report covered the period from May 30, 2020 through April 30, 2021 (the “Reporting Period”).

During the Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure taking into account less liquid and illiquid assets.

The Committee reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In classifying and reviewing each Fund’s investments, the Committee considered whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity. The Committee considered the following information when determining the sizes in which each Fund would reasonably anticipate trading: historical net redemption activity, the Fund’s concentration in an issuer, shareholder concentration, Fund performance, Fund size, and distribution channels.

The Committee considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds. The Committee also considered other types of borrowing available to the Funds, such as the ability to use interfund lending arrangements.

The Committee also performed an analysis to determine whether a Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”), and determined that the requirement to maintain an HLIM was inapplicable to the Funds because each Fund primarily holds highly liquid investments.

There were no material changes to the program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that the program is reasonably designed and operated effectively throughout the Review Period.

52 | Aquila Funds Trust

Additional Information (unaudited)

Trustees(1)

and Officers

Name and Year of Birth(2)	Positions Held with The Trust and Length of Service (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee (5)

Diana P. Herrmann New York, NY (1958)	Trustee and President of Aquila Funds Trust since 2006; Vice Chair since 2013; Chair 2006-2013	Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016, and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.	10	Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-Interested Trustees

Glenn P. O’Flaherty Granby, CO (1958)	Chair of Aquila Funds Trust since 2013 and lead Independent Trustee 2012-2013; Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002; Trustee of various funds in the Aquila Group of Funds since 2006.	9	Granby Ranch Metropolitan District (quasi-municipal corporation); formerly Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

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Name and Year of Birth(2)	Positions Held with The Trust and Length of Service (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

John M. Burlingame Miami, FL (1955)	Trustee of Aquila Funds Trust since 2006	Senior Vice President, Spottswood Management, Inc., 2019-present; private investor, 2017-2019; President, Hyatt Vacation Ownership 2014-2017; Global Head – Residential Development, Hyatt Hotels Corporation 2009-2014, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt.	3	Formerly Trustee, American Resort Development Association

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Funds Trust since 2013	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, 2019-2021; Commissioner, 2013–2021; Dean, Marriott School of Management, 2008-2013; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Trustee of various funds in the Aquila Group of Funds since 1993.	8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Funds Trust since 2013	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; Senior Fellow, Morrison Institute for Public Policy and Kyl Institute for Water Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute; Author, “The Future of the Suburban City” Island Press, 2016; Trustee of various funds in the Aquila Group of Funds since 2001.	8	None

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Name and Year of Birth(2)	Positions Held with The Trust and Length of Service (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years

Non-Interested Trustees (cont’d)

Patricia L. Moss Bend, OR (1953)	Trustee of Aquila Funds Trust since 2019	Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations; Trustee of various funds in the Aquila Group of Funds 2002-2005 and since 2015.	8	First Interstate BancSystem, Inc.; MDU Resources Group, Inc.

(1)	The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.
(2)	The mailing address of each Trustee is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.
(4)	Includes an Aquila-sponsored fund that is dormant and has no public shareholders.
(5)	Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.
(6)	The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Opportunity Growth Fund, which is an equity fund; and Aquila High Income Fund, which is a high-income corporate bond fund.

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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

Paul G. O’Brien New York, NY (1959)	Senior Vice President of Aquila Funds Trust since 2010	President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President of Aquila Funds Trust since 2013	Regional Sales Manager (since 2009) and registered representative (since 1986) of the Distributor; Vice President of the Distributor 1995-2009; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust (which includes Aquila Narragansett Tax-Free Income Fund) since 2013; Vice President, Aquila Funds Trust since 2013; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Sherri Foster Lahaina, HI (1950)	Vice President of Aquila Funds Trust since 2013	Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Opportunity Growth Fund 2006-2013.

Pedro V. Marcal New York, NY (1966)	Vice President of Aquila Funds Trust, Lead Portfolio Manager of Aquila Opportunity Growth Fund and Co-Portfolio Manager of Aquila High Income Fund since October 2021	Vice President of Aquila Funds Trust, Lead Portfolio Manager of Aquila Opportunity Growth Fund and Co-Portfolio Manager of Aquila High Income Fund since October 2021; Founder and Owner of Maccabee, LLC, 2012 to September 2021; Director in the Equities Group and mutual fund portfolio manager at Foresters Investment Management Co. 2018-2019; mutual fund global and international portfolio manager at Fred Alger Management, Inc. 2013-2018; portfolio manager at Allianz Global Investors 1994-2012.

John P. McPeake New York, NY (1964)	Vice President of Aquila Funds Trust and Co-Portfolio Manager of Aquila Opportunity Growth Fund since October 2021	Vice President of Aquila Funds Trust and Co-Portfolio Manager of Aquila Opportunity Growth Fund since October 2021; senior analyst at Rosenblatt Securities March 2021 to September 2021; technology, media and telecom analyst at 7Park Data from January 2020 to March 2021; global technology analyst at Foresters Investment Management Co. 2018-2019; global technology portfolio manager at Devi Asset Management 2015-2018; global senior technology analyst at Fred Alger Management 2007-2015.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Funds Trust since 2013	Vice President of Aquila Funds Trust since 2013 and Aquila Municipal Trust (which includes Aquila Tax-Free Trust of Oregon) since 2020; formerly Vice President, Aquila Opportunity Growth Fund 1999 – 2013 and Aquila Tax-Free Trust of Oregon 1998 – 2020; Regional Sales Manager and/or registered representative of the Distributor since 1999.

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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers (cont’d)

David M. Schiffman New York, NY (1964)	Vice President of Aquila Funds Trust and Lead Portfolio Manager of Aquila High Income Fund since October 2021	Vice President of Aquila Funds Trust and Lead Portfolio Manager of Aquila High Income Fund since October 2021; Chief Investment Officer and Senior Portfolio Manager of The Terra Group 2020 to September 2021; Director of Insurance Investing at Foresters Investment Management Co. 2017- 2019; senior fixed income portfolio manager and senior financial strategist at First Empire Asset Management 2011-2017; risk manager and senior compliance officer at UBS International 2005-2011; director of fixed income investments and senior fixed income portfolio manager at The Pension Boards – United Church of Christ 2000-2005; portfolio manager at GRE Insurance Group 1996-1999.

M. Kayleen Willis South Jordan, UT (1963)	Vice President of Aquila Funds Trust since 2013	Vice President, Aquila Municipal Trust (which includes Aquila Tax-Free Fund For Utah) since 2013; Vice President, Aquila Tax-Free Fund For Utah 2003-2013, Assistant Vice President, 2002-2003; Vice President, Aquila Opportunity Growth Fund, 2004-2013 and Aquila Funds Trust since 2013.

Steven Yang New York, NY (1974)	Assistant Vice President of Aquila Funds Trust since October 2021	Assistant Vice President and Equity/Fixed Income Fundamental Analyst, Aquila Funds Trust since October 2021; Vice President, Industrials Sector Specialist, ICR, Inc.; February 2021 – September, 2021; Industrials & Healthcare Research Analyst, 7Park Data, December 2019 – February 2021; Vice President of Finance, Avara / TriRx Active Pharmaceutical Services, June 2018 – June 2020; Equity Research Analyst, Schroders Investment Management, September 2016 – December 2017; Vice President, Investments, Fred Alger Management Inc., February 2005 – August 2016; Decision Planning Analyst, Stanford University Medical Center, December 2001- January 2005.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Funds Trust since 2012	Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Funds Trust since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Anita Albano, CPA New York, NY (1973)	Secretary of Aquila Funds Trust since 2020, Assistant Secretary 2018-2019	Secretary of all funds in the Aquila Group of Funds since 2020, Assistant Secretary 2018 – 2019; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers (cont’d)

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Funds Trust since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Funds Trust since 2000	Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)	The mailing address of each officer is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.
(2)	The term of office of each officer is one year.
(3)	The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

58 | Aquila Funds Trust

AQUILA HIGH INCOME FUND

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 7/01/21	Ending(1) Account Value 12/31/21	Expenses(2) Paid During Period 7/01/21 – 12/31/21	Ending Account Value 12/31/21	Expenses(2) Paid During Period 7/01/21 – 12/31/21	Net Annualized Expense Ratio
A	$1,000	$1,009.00	$ 5.92	$1,019.31	$ 5.96	1.17%
C	$1,000	$1,004.90	$ 9.96	$1,015.27	$10.01	1.97%
I	$1,000	$1,007.40	$ 6.38	$1,018.85	$ 6.41	1.26%
Y	$1,000	$1,010.00	$ 4.91	$1,020.32	$ 4.94	0.97%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and, as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

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AQUILA OPPORTUNITY GROWTH FUND

Your Fund’s Expenses (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs including management fees; distribution “12b-1” and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses that you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Hypothetical Example for Comparison with Other Funds

Under the heading, “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual			Hypothetical
	(actual return after expenses)			(5% annual return before expenses)
Share Class	Beginning Account Value 7/01/21	Ending(1) Account Value 12/31/21	Expenses(2) Paid During Period 7/01/21 – 12/31/21	Ending Account Value 12/31/21	Expenses(2) Paid During Period 7/01/21 – 12/31/21	Net Annualized Expense Ratio
A	$1,000	$1,082.30	$ 7.82	$1,017.69	$ 7.58	1.49%
C	$1,000	$1,078.50	$11.47	$1,014.17	$11.12	2.19%
I	$1,000	$1,082.60	$ 7.56	$1,017.95	$ 7.32	1.44%
Y	$1,000	$1,084.00	$ 6.25	$1,019.21	$ 6.06	1.19%

(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or the applicable CDSC with respect to Class C shares. Total return is not annualized and, as such, it may not be representative of the total return for the year.

(2)	Expenses are equal to the annualized expense ratio for the six-month period as indicated above - in the far right column - multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

60 | Aquila Funds Trust

Information Available (unaudited)

Annual and Semi-Annual Reports and Complete Portfolio Holding Schedules

Your Fund’s Annual and Semi-Annual Reports are filed with the SEC twice a year. Each Report contains a complete Schedule of Portfolio Holdings, along with full financial statements and other important financial statement disclosures. Additionally, your Fund files a complete Schedule of Portfolio Holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Reports on Form N-PORT. Your Fund’s Annual and Semi-Annual Reports and N-PORT reports are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

In addition, your Fund’s Annual and Semi-Annual Reports and complete Portfolio Holdings Schedules for each fiscal quarter end are also available, free of charge, on your Fund’s website, www.aquilafunds.com (under the prospectuses & reports tab) or by calling us at 1-800-437-1000.

Portfolio Holdings Reports

In accordance with your Fund’s Portfolio Holdings Disclosure Policy, the Manager also prepares a Portfolio Holdings Report as of each quarter end, which is typically posted to your Fund’s individual page at www.aquilafunds.com by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next Portfolio Holdings Report is made publicly available by being posted to www.aquilafunds.com. The quarterly Portfolio Holdings Report may be accessed, free of charge, by visiting www.aquilafunds.com or calling us at 1-800-437-1000.

Proxy Voting Record (unaudited)

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30, 2021 is available upon request, without charge, at www.aquilafunds.com or on the SEC's website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No action on the part of shareholders is required.

For the calendar year ended December 31, 2021, the following percentage of the dividends and distributions paid by the Funds were taxable as follows:

	Ordinary Income	Long-Term Capital Gains
Aquila High Income Fund	100%	—
Aquila Opportunity Growth Fund	5%	95%

Prior to February 15, 2022, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2021 calendar year.

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Aquila High Income Fund (the “Fund”):

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). In order for the Manager to continue to serve as the investment adviser to the Fund, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met telephonically on August 25, 2021 and on September 11, 2021 to review and discuss the contract review materials that were provided in advance of the August 25, 2021 meeting. The Trustees also met on August 16, 2021 and September 2, 2021 to discuss the Manager’s plans to assume the day-to-day management of the Fund on October 1, 2021 after the termination of the Sub-Advisory Agreement that was in effect for the Fund. The Trustees considered, among other things, information presented by the Manager. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory Agreement.

At the meeting held on September 11, 2021, based on their evaluation of the information provided by the Manager and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the Advisory Agreement until September 30, 2022. In considering the renewal of the Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager to the Fund and that would be provided by the Manager to the Fund from and after October 1, 2021 when the Manager would assume the day-to-day management of the Fund’s portfolio, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement.

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The Trustees reviewed the information provided by the Manager which detailed the Manager’s intended investment approach for the Fund and considered that approach in contrast to the investment approach used by the Fund’s then-current sub-adviser. The Trustees considered the Manager’s personnel who would provide day-to-day investment management services to the Fund. The Trustees noted the extensive experience of the Fund’s future portfolio managers, Messrs. David Schiffman and Pedro Marcal, and the other members of the portfolio management team, Messrs. John McPeake and Steven Yang. The Trustees received detailed presentations from the Manager regarding the research and investment process that would be in place for the Fund from and after October 1, 2021.

The Trustees considered that the Manager has provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been and would be provided by the Manager to the Fund were satisfactory and consistent with the terms of the Advisory Agreement.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (the Fund and six other high yield bond funds, as classified by Morningstar, that are similar to the Fund in size and charge a front-end sales charge);
•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar High Yield Bond Fund category); and
•	the Fund’s benchmark index, the Bloomberg U.S. Corporate High Yield Bond Index.

The Trustees considered that the Fund’s average annual return was lower than the average annual return of the funds in the Peer Group and the funds in the Product Category for Performance for the one, three, five and ten-year periods ended June 30, 2021. They also considered that the Fund’s average annual total return was below the average annual total return of the benchmark index for the one, three, five and ten-year periods ended June 30 2021. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

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In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the first quintile relative to the funds in the Product Category for Performance for the three and five-year periods ended June 30, 2021. The Trustees further noted that the Fund’s Sharpe ratio was in the first quintile and second quintile for the three and five-year periods, respectively, both ended June 30, 2021, when compared to the funds in the Product Category for Performance. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

The Trustees concluded that the longer-term performance of the Fund was explained in part by market conditions and the then-current sub-adviser’s emphasis on minimizing volatility. The Trustees noted that, effective October 1, 2021, the Fund’s then-current sub-adviser would no longer be responsible for the day-to-day management of the Fund’s portfolio. They considered how the Manager’s investment approach is expected to differ from that used by the then-current sub-adviser and how that may impact the Fund’s performance.

Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

Advisory Fees and Fund Expenses

The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and
•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar High Yield Bond Funds with similar operating expense structures to the Fund with average maturities between 3.2 - 7.2 years).

The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in the Product Category for Expenses and the Peer Group. The Trustees considered that the Fund’s contractual advisory fee was above the average and median contractual advisory fee of the funds in the Peer Group (at the Fund’s current asset level). They also considered that the Fund’s contractual advisory fee was equal to the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses at the current asset level but was higher than the asset-weighted average contractual advisory fee for such funds at asset levels of $500 million or more. They also noted that the Fund’s actual management fee and expenses (for Class A shares), after, in each case, giving effect to fee waivers and expense reimbursements, were in excess of the average actual management fee and expenses, respectively, of the funds in both the Product Category for Expenses and the Peer Group (after giving effect to fee waivers and expense reimbursements in effect for those funds). They further noted that the Fund was one of two funds in the Peer Group for which management fees or expenses are not currently being waived or reimbursed.

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The Trustees noted that the Manager has contractually undertaken to waive its fees so that management fees are equivalent to 0.65 of 1% of such net asset value on net assets of the Fund up to $400,000,000 and 0.60 of 1% of the Fund’s net assets above $400,000,000 through April 30, 2022. The Trustees further noted that the Manager may not terminate the arrangement without the approval of the Trustees. The Trustees considered that, as of June 30, 2021, the Fund had net assets of approximately $203,000,000.

The Trustees reviewed management fees charged by the Manager to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other high income funds. The Trustees noted that in some instances the fee rates for those other funds in the Aquila Group of Funds were slightly lower than the fees paid to the Manager with respect to the Fund. In evaluating the fees associated with the other funds, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those funds. The Trustees noted that, effective October 1, 2021, the Manager would no longer be paying a fee to a sub-adviser and that the Manager had hired additional personnel and would incur additional expenses in order to assume the day-to-day management of the Fund. They compared the expenses that were and would be expected to be incurred by the Manager in connection with the Manager’s assumption of the day-to-day management of the Fund’s portfolio to the sub-advisory fee then being paid by the Manager with respect to the Fund.

The Trustees concluded that the advisory fee and expenses of the Fund were reasonable in relation to the nature and quality of the services provided, and expected to be provided, by the Manager to the Fund.

Profitability

The Trustees received materials from the Manager related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

The Trustees considered the information provided by the Manager reflecting that the Manager did not make a profit with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees also considered the impact that assuming the day-to-day portfolio management of the Fund may have on the profitability of the Manager with respect to services provided by the Manager to the Fund. The Trustees concluded that the profitability of the Manager with respect to the advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager may realize economies of scale or other efficiencies in managing the Fund. The Trustees noted that the Manager has contractually undertaken to waive its fees. The Trustees further noted that the Manager may not terminate the arrangement without the approval of the Trustees. It also was noted that the Manager had additionally reimbursed Fund expenses in previous years and indicated that it is prepared to continue to waive fees and subsidize expenses as necessary for the Fund to remain competitive. Evaluation of this factor indicated to the Trustees that the Advisory Agreement should be renewed without any changes at this time.

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Benefits derived or to be derived by the Manager and its affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

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Aquila Opportunity Growth Fund (the “Fund”):

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement

Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). In order for the Manager to continue to serve as the investment adviser to the Fund, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement for the Fund.

In considering whether to approve the renewal of the Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. The independent Trustees met telephonically on August 25, 2021 and on September 11, 2021 to review and discuss the contract review materials that were provided in advance of the August 25, 2021 meeting. The Trustees also met on August 16, 2021 and September 2, 2021 to discuss the Manager’s plans to assume the day-to-day management of the Fund on October 1, 2021 after the termination of the Sub-Advisory Agreement that was in effect for the Fund. The Trustees considered, among other things, information presented by the Manager. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees also discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the Advisory Agreement.

At the meeting held on September 11, 2021, based on their evaluation of the information provided by the Manager and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the Advisory Agreement until September 30, 2022. In considering the renewal of the Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager

The Trustees considered the nature, extent and quality of the services that had been provided by the Manager to the Fund and that would be provided by the Manager to the Fund from and after October 1, 2021 when the Manager would assume the day-to-day management of the Fund’s portfolio, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement.

67 | Aquila Funds Trust

The Trustees reviewed the information provided by the Manager which detailed the Manager’s intended investment approach for the Fund and considered that approach in contrast to the investment approach used by the Fund’s then-current sub-adviser. The Trustees considered the Manager’s personnel who would provide day-to-day investment management services to the Fund. The Trustees noted the extensive experience of the Fund’s future portfolio managers, Messrs. Pedro Marcal and John McPeake, and the other members of the portfolio management team, Messrs. David Schiffman and Steven Yang. The Trustees received detailed presentations from the Manager regarding the research and investment process that would be in place for the Fund from and after October 1, 2021.

The Trustees considered that the Manager has provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees considered the nature and extent of the Manager’s supervision of third-party service providers, including the Fund’s fund accountant, shareholder servicing agent and custodian.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been and would be provided by the Manager to the Fund were satisfactory and consistent with the terms of the Advisory Agreement.

The investment performance of the Fund

The Trustees reviewed the Fund’s performance (Class A shares) and compared its performance to the performance of:

•	the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (the Fund and 11 other mid-cap blend funds, as classified by Morningstar, that are similar to the Fund in size and that charge a front-end sales charge);
•	the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds (and all classes) included in the Morningstar Mid-Cap Blend Fund category); and
•	the Fund’s benchmark index, Russell Mid-Cap Index (which was changed from the Russell 3000 Index, effective January 1, 2020).

The Trustees considered that the Fund’s average annual return was higher than the average annual return of the funds in the Peer Group for the three and ten-year periods ended June 30, 2021, but lower than the average annual return of the funds in the Peer Group for the one and five-year periods ended June 30, 2021. The Trustees noted that the Fund’s average annual return was lower than the average annual return of the funds in the Product Category for Performance for the one, three, five-year periods ended June 30, 2021, but higher than the average annual return of the funds in the Product Category for Performance for the ten-year period ended June 30, 2021. They also considered that the Fund underperformed the Fund’s benchmark index for the one, three, five and ten-year periods ended June 30, 2021. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

68 | Aquila Funds Trust

In addition, the Trustees considered that, as reflected in the Consultant’s Report, the Fund’s standard deviation, a measure of volatility, was in the second quintile relative to the funds in the Product Category for Performance for the three and five-year periods, ended June 30, 2021. The Trustees further noted that the Fund’s Sharpe ratio was in the third and fourth quintiles relative to the funds in the Product Category for Performance for the three and five-year periods, respectively, ended June 30, 2021. A Sharpe ratio is a measure for calculating risk-adjusted return. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance.

The Trustees noted that, effective October 1, 2021, the Fund’s then-current sub-adviser would no longer be responsible for the day-to-day management of the Fund’s portfolio. They considered how the Manager’s investment approach is expected to differ from that used by the then-current sub-adviser and how that may impact the Fund’s performance.

Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement would be appropriate.

Advisory Fees and Fund Expenses

The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and
•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Mid-Cap Blend Funds with similar operating expense structures to the Fund).

The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in the Product Category for Expenses and the Peer Group. The Trustees considered that the Fund’s contractual advisory fee was higher than the average and median contractual advisory fee of the funds in the Peer Group (at the Fund’s current asset level) and higher than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses (at various asset levels). They also noted that the Fund’s actual management fee and expenses (for Class A shares) were in excess of the average actual management fee and expenses, respectively, of the funds in the Peer Group and Product Category for Expenses (after giving effect to fee waivers and expense reimbursements in effect for those funds).

The Trustees reviewed management fees charged by the Manager to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other equity funds. The Trustees noted that in some instances the fee rates for those other funds in the Aquila Group of Funds were slightly lower than the fees paid to the Manager with respect to the Fund. In evaluating the fees associated with the other funds, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those funds. The Trustees noted that, effective October 1, 2021, the Manager would no longer be paying a fee to a sub-adviser and that the Manager had hired additional personnel and would incur additional expenses in order to assume the day-to-day portfolio management of the Fund. They compared the expenses that were and would be expected to be incurred by the Manager in connection with the Manager’s assumption of the day-to-day management of the Fund’s portfolio to the sub-advisory fee then being paid by the Manager with respect to the Fund.

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The Trustees concluded that the advisory fee and expenses of the Fund were reasonable in relation to the nature and quality of the services provided, and expected to be provided, by the Manager to the Fund.

Profitability

The Trustees received materials from the Manager related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors LLC of distribution services provided to the Fund. The Manager also provided other financial information to the members of the financial review committee of the Fund and the other funds in the Aquila Group of Funds.

The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the advisory services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees also considered the impact that assuming the day-to-day portfolio management of the Fund may have on the profitability of the Manager with respect to services provided by the Manager to the Fund. The Trustees concluded that the profitability of the Manager with respect to the advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows

The Trustees considered the extent to which the Manager may realize economies of scale or other efficiencies in managing the Fund. The Trustees noted that the Manager had waived a portion of its fees in previous years and that the Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary for the Fund to remain competitive. It was noted that the Advisory Agreement contains breakpoints in its fee schedule based on the size of the Fund. Evaluation of these factors indicated to the Trustees that the Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and its affiliates from their relationships with the Fund

The Trustees observed that, as is generally true of most fund complexes, the Manager and its affiliates, by providing services to a number of funds including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and its affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

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Founders

Lacy B. Herrmann (1929-2012)

Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Board of Trustees

Glenn P. O’Flaherty, Chair

Diana P. Herrmann, Vice Chair

John M. Burlingame

Gary C. Cornia

Grady Gammage, Jr.

Patricia L. Moss

Officers

Diana P. Herrmann, President

Paul G. O’Brien, Senior Vice President

Pedro V. Marcal, Vice President

John P. McPeake, Vice President

David M. Schiffman, Vice President

Steve Yang, Assistant Vice President

Randall S. Fillmore, Chief Compliance Officer

Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Anita Albano, Secretary

Distributor

AQUILA DISTRIBUTORS LLC

120 West 45th Street, Suite 3600

New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON INVESTMENT SERVICING (US) INC.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

TAIT, WELLER & BAKER LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Further information is contained in the Prospectus,
which must precede or accompany this report.

AQL-AFTAR-0222

ITEM 2.   CODE OF ETHICS.

(a)   As of December 31, 2021, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended

(c)   N/A

(d)   N/A

(f)(2)   The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at aquilafunds.com.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i) The Registrant's Board of Trustees has determined that Ms. Patricia Moss and Mr. Glenn O'Flaherty, members of the Registrant’s Audit Committee, are audit committee financial experts. Ms. Moss and Mr. O'Flaherty are both “independent”' as such term is defined in Form N-CSR.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of each Series of the Registrant's annual financial statements were as follows:

	2020	2021
ATPHIF	$16,100	$16,300
ATPOGF	$22,100	$23,200

(b)   Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

(c)   Tax Fees – Each Series of the Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

	2020	2021
ATPHIF	$3,500	$3,500
ATPOGF	$3,500	$3,500

(d)   All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

(e)(1)   Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

(e)(2)   None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

(f)   No applicable.

(g)   There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

(h)   Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.   INVESTMENTS.

(a)   Schedule I - Included in Item 1 above

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that the information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant has carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Change in Internal Controls. There have been no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting

ITEM 12.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESMENT COMPANIES

Not applicable

ITEM 13.   EXHIBITS.

(a)(1)     Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA FUNDS TRUST

By:   /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

March X, 2022

By:   /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

March X, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Diana P. Herrmann

Diana P. Herrmann

Vice Chair, Trustee and President

March X, 2022

By:   /s/ Joseph P. DiMaggio

Joseph P. DiMaggio

Chief Financial Officer and Treasurer

March X, 2022